                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4363
                                  ----------------------------------------------

                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                  64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  816-531-5575
                                                   -----------------------------

Date of fiscal year end:  03-31
                        --------------------------------------------------------

Date of reporting period:  03-31-2008
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

GINNIE MAE FUND
GOVERNMENT BOND FUND
INFLATION-ADJUSTED BOND FUND
SHORT-TERM GOVERNMENT FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance. That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century® Ginnie Mae,
Government Bond, Inflation-Adjusted Bond, and Short-Term Government funds for the 12 months ended March 31, 2008. We also recommend our website,
americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . .      2

GINNIE MAE

GOVERNMENT BOND

INFLATION-ADJUSTED BOND

SHORT-TERM GOVERNMENT

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American
Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

VOLATILITY REIGNED

The 12 months ended March 31, 2008, saw widely divergent bond returns as market volatility surged in the wake of the subprime credit crisis. Credit woes spread across the financial system, affecting banks, brokers, bond insurers, hedge funds, and other big, institutional players important for the functioning of the markets. This led to risk aversion that colored the return picture for assets ranging from the riskiest high-yield bonds to even some of the highest-quality money market securities.

The subprime meltdown had direct economic effects as well, weighing on consumer spending and confidence, leading many economists to suggest that the economy is already in recession. But even as growth slowed, higher commodity prices (led by oil) meant rising inflation. The government consumer price index (CPI) rose 4%
during the reporting period.

The Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. For the year, the federal funds rate target declined from
5.25% to 2.25%.

TREASURY BONDS RULED ROOST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the returns table). Inflation-linked bonds -- particularly Treasury inflation-indexed securities -- performed best because of their combination of high quality and inflation protection. Meanwhile, risky corporate high-yield bonds posted negative returns.

RATES FELL, CURVE STEEPENED

Against this backdrop, Treasury yields declined. The yield on the two-year
Treasury note tumbled from 4.58% to 1.59%, while yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve fell and steepened -- the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 182 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2008

TREASURY SECURITIES
3-Month Bill                                    4.81%

2-Year Note                                     9.39%

5-Year Note                                    14.37%

10-Year Note                                   14.35%

30-Year Bond                                   13.86%

CITIGROUP U.S. BOND MARKET INDICES
High-Yield Market (corporate)                  -3.58%

Credit (investment-grade corporate)             4.41%

Mortgage (mortgage-backed)                      7.95%

Broad Investment-Grade (multi-sector)           8.41%

Agency                                         10.37%

Treasury                                       12.24%

Inflation-Linked Securities                    14.64%

------

PERFORMANCE
Ginnie Mae

Total Returns as of March 31, 2008
                                          Average Annual Returns
                                                             Since     Inception
                             1 year   5 years   10 years   Inception      Date

INVESTOR CLASS              7.39%(1)   3.99%      5.24%      7.22%      9/23/85

CITIGROUP GNMA INDEX         8.09%     4.82%      6.00%     8.06%(2)       --

Institutional Class(3)         --        --        --       5.45%(1)    9/28/07

Advisor Class               7.12%(1)   3.73%      4.98%      5.08%      10/9/97

R Class(3)                     --        --        --       5.09%(1)    9/28/07

(1)  Class returns would have been lower if American Century had not voluntarily waived a portion of its management fee.

(2)  Since 9/30/85, the date nearest the Investor Class's inception for which data are available.

(3)  Total returns for periods less than one year are not annualized.

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1998

One-Year Returns Over 10 Years
Periods ended March 31
               1999    2000    2001    2002    2003    2004    2005   2006    2007    2008

Investor
Class         5.66%   2.01%   11.70%   5.43%  8.03%   2.43%   2.11%   2.47%  5.69%   7.39%*

Citigroup
GNMA Index    6.29%   2.95%   11.93%   6.57%  8.42%   3.79%   2.96%   3.11%  6.24%    8.09%

*    Returns would have been lower, along with the ending value, if a portion of the class's management fee had not been waived during the period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Ginnie Mae

Lead Portfolio Managers: Hando Aguilar and Dan Shiffman
Macro Strategy Team Representative: Bob Gahagan

PERFORMANCE SUMMARY

Ginnie Mae returned 7.39%* for the 12 months ended March 31, 2008. By comparison, the Citigroup GNMA Index advanced 8.09%. It was the best fiscal-year performance for the fund and the index since 2003. See page 3 for additional performance comparisons.

The Lipper GNMA Funds category average return was 7.49%** for the same period;
however, the fund's five- and 10-year average annual returns through March 31,
2008 remained ahead of the Lipper group average.

The portfolio's solid return over the last 12 months reflected favorable conditions for high-quality bonds (see page 2). The key contribution to Ginnie
Mae's return relative to its benchmark and peers was our yield-curve positioning, while our sector allocations had a mixed effect when compared with the benchmark.

CURVE TRADES CONTRIBUTED

The portfolio benefited significantly from a yield-curve steepening bias we had in place throughout the year using two- and 10-year Treasury futures. We put this trade on in 2007 when the yield curve was "inverted" (an unusual situation where short-term yields are higher than those on longer-term notes and bonds).

During the period, Fed rate cuts and economic and financial concerns drove two-year yields down more than any other area on the curve. Meanwhile, market concern about the Fed's apparent lack of focus on inflation meant yields on longer-term notes and bonds did not fall as much. As a result, the difference in yield between these two maturities went from just seven basis points (the curve was essentially flat) to 182 basis points (a more normal, upward slope) for the year.

Portfolio at a Glance
                                     As of         As of
                                    3/31/08       3/31/07

Average Duration (effective)       3.2 years     3.9 years

Weighted Average Life              5.4 years     6.3 years

Yields as of March 31, 2008(1)
30-Day SEC Yield
Investor Class                              4.34%

Institutional Class                         4.54%

Advisor Class                               4.09%

R Class                                     3.83%

(1)  The yields presented reflect the waiver of a portion of the fund's management fee. Without such waiver, the 30-day yields would have been lower.

*    All fund returns and yields referenced in this commentary are for Investor
     Class shares. Class returns would have been lower had a portion of its management fee not been waived.

**   The Lipper GNMA Funds average returns for the five- and 10-year periods ended March 31, 2008, were 3.87% and 5.14%, respectively. Data provided by
     Lipper Inc. - A Reuters Company. ©2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------

Ginnie Mae

SECTOR, SECURITY SELECTION MIXED

The portfolio's overweight position in GNMA collateralized mortgage obligations
(CMOs) relative to traditional GNMA passthroughs had a mixed effect on performance compared with the peers and benchmark. We prefered CMOs because of their higher yields and more stable cash flows, which are appealing in a period of sharp interest rate volatility. And for much of 2007, the fund benefited from this positioning, as yield spreads widened more on traditional GNMA mortgage-backed securities (when yield spreads widen, the asset underperforms
Treasurys) than on GNMA CMOs. But CMOs began to underperform late in 2007 and
2008 because they tend to be a little less liquid than traditional GNMAs.

In addition, our coupon structure detracted from performance, as we held an underweight position in discount bonds, which outperformed as interest rates fell. This was also true of the portfolio as a whole, where our slightly short duration (sensitivity to interest rate changes) limited relative returns.

However, we helped relative performance by generating incremental return for the portfolio via our cash-management use of floating-rate discount agency notes and short-duration GNMA CMO floaters. In addition, we added some GNMA adjustable-rate mortgages, which we liked for their relatively short durations and attractive valuations.

OUTLOOK

"We think the probability of recession is very high," says Macro Strategy Team
Representative Bob Gahagan. "So we expect the Fed to continue cutting interest rates as the economy slows and the unemployment rate rises. But inflation pressures are a growing longer-term concern; as a result, we believe
'stagflation' is a real risk. In that sort of environment, we think it's reasonable to expect short-term rates to decline from current levels, while yields on longer-term notes and bonds remain volatile, particularly as deleveraging continues, risk is re-priced, and inflation fears rise."

Portfolio Manager Hando Aguilar adds: "We'll continue to look for what we believe are the best relative values among the coupon and security slices of the
GNMA market. We think this approach is the best way to generate excess return over time, and underpins our solid long-term track record. In addition, we don't think interest rate volatility is going away anytime soon, so we're likely to continue to hold GNMA CMOs and maintain a relatively short duration."

Types of Investments in Portfolio
                                                       % of fund       % of fund
                                                      investments     investments
                                                     as of 3/31/08   as of 9/30/07
U.S. Government Agency Mortgage-Backed Securities
(all GNMAs)                                              72.2%           73.9%

U.S. Government Agency Collateralized
Mortgage Obligations (all GNMAs)                         18.2%           16.9%

U.S. Government Agency Securities                         2.4%           3.7%

Adjustable-Rate U.S. Government Agency
Mortgage-Backed Securities                                2.1%            --

Temporary Cash Investments                                5.1%           5.5%

------

SCHEDULE OF INVESTMENTS
Ginnie Mae

MARCH 31, 2008

Principal Amount                                                             Value

U.S. Government Agency
Mortgage-Backed Securities(1) -- 93.3%

    $ 35,000,000  GNMA, 5.50%, settlement date 4/21/08(2)             $ 35,612,780
     105,500,000  GNMA, 5.50%, settlement date 4/21/08(2)              107,560,521
      70,000,000  GNMA, 6.00%, settlement date 4/21/08(2)               72,242,170
     157,500,000  GNMA, 6.00%, settlement date 4/21/08(2)              162,372,736
     170,105,450  GNMA, 5.00%, 6/15/33 to 5/20/36(3)                   170,242,872
     397,551,212  GNMA, 5.50%, 4/15/33 to 7/20/37(3)                   405,885,754
     152,371,783  GNMA, 6.00%, 7/20/16 to 12/15/37(3)                  157,542,646
      41,791,817  GNMA, 6.50%, 6/15/23 to 4/15/32(3)                    43,693,441
      14,072,651  GNMA, 7.00%, 9/15/08 to 12/20/29                      15,062,601
         112,580  GNMA, 7.25%, 9/15/22 to 6/15/23                          120,382
      10,978,680  GNMA, 7.50%, 7/20/08 to 11/15/31                      11,839,762
         106,054  GNMA, 7.65%, 6/15/16 to 12/15/16                         114,403
          73,553  GNMA, 7.75%, 11/15/22 to 6/20/23                          79,842
         260,423  GNMA, 7.77%, 4/15/20 to 6/15/20                          283,153
          36,290  GNMA, 7.85%, 9/20/22                                      39,439
          15,665  GNMA, 7.89%, 9/20/22                                      17,040
         147,084  GNMA, 7.98%, 6/15/19 to 6/15/19                          160,500
       3,185,933  GNMA, 8.00%, 2/20/17 to 7/20/30                        3,490,464
         199,671  GNMA, 8.15%, 1/15/20 to 2/15/21                          218,480
         631,926  GNMA, 8.25%, 6/15/08 to 5/15/27                          690,476
          53,368  GNMA, 8.35%, 11/15/20                                     58,641
       2,712,371  GNMA, 8.50%, 7/15/08 to 12/15/30                       2,988,351
         256,111  GNMA, 8.75%, 1/15/17 to 7/15/27                          279,836
       1,862,738  GNMA, 9.00%, 8/15/08 to 1/15/25                        2,032,121
         285,816  GNMA, 9.25%, 8/15/16 to 3/15/25                          316,287
         612,622  GNMA, 9.50%, 6/15/09 to 7/20/25                          680,226
         148,543  GNMA, 9.75%, 8/15/17 to 11/20/21                         177,452

Principal Amount                                                             Value

       $ 160,895  GNMA, 10.00%, 11/15/09 to 1/15/22                       $192,826
          67,724  GNMA, 10.25%, 5/15/12 to 2/15/19                          78,288
          93,931  GNMA, 10.50%, 3/15/14 to 4/20/19                         112,537
           4,059  GNMA, 10.75%, 12/15/09                                     4,316
         133,267  GNMA, 11.00%, 12/15/09 to 6/15/20                        152,255
           2,470  GNMA, 11.25%, 2/20/16                                      2,961
           8,667  GNMA, 11.50%, 2/15/13 to 10/20/18                         10,364
          17,786  GNMA, 12.00%, 10/15/10 to 12/15/12                        20,242
           5,287  GNMA, 12.25%, 2/15/14                                      6,257
          47,727  GNMA, 12.50%, 5/15/10 to 12/15/13                         53,857
          92,733  GNMA, 13.00%, 1/15/11 to 8/15/15                         109,923
          42,174  GNMA, 13.50%, 5/15/10 to 9/15/14                          50,182
           6,815  GNMA, 13.75%, 8/15/14                                      8,251
           2,874  GNMA, 14.00%, 6/15/11 to 7/15/11                           3,361
          18,415  GNMA, 14.50%, 10/15/12 to 12/15/12                        22,218
          31,339  GNMA, 15.00%, 7/15/11 to 10/15/12                         37,779
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $1,184,444,484)                                                1,194,667,993
                                                                    --------------

U.S. Government Agency Collateralized Mortgage Obligations(1) -- 23.4%

       4,953,657  GNMA, Series 1998-6, Class FA, VRN, 3.33%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.51% with a cap of 9.00%                         4,959,111
         606,393  GNMA, Series 1998-17, Class F, VRN, 3.32%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.50% with no caps                                  607,343
         346,275  GNMA, Series 2000-22, Class FG, VRN, 3.02%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.20% with no caps                                  343,929
       2,843,978  GNMA, Series 2001-59, Class FD, VRN, 3.32%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.50% with no caps                                2,842,496

------

Ginnie Mae

Principal Amount                                                             Value

     $ 5,859,484  GNMA, Series 2001-62, Class FB, VRN, 3.32%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.50% with no caps                              $ 5,856,432
       3,292,966  GNMA, Series 2002-13, Class FA, VRN, 3.32%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.50% with a cap of 8.50%                         3,289,673
       5,855,830  GNMA, Series 2002-24, Class FA, VRN, 3.32%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.50% with a cap of 8.50%                         5,846,109
       1,772,144  GNMA, Series 2002-29, Class FA SEQ, VRN,
                  2.89%, 4/20/08, resets monthly off the 1-month
                  LIBOR plus 0.35% with a cap of 9.00%                   1,765,792
       1,581,963  GNMA, Series 2002-31, Class FW, VRN, 3.22%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.40% with a cap of 8.50%                         1,577,758
       4,673,711  GNMA, Series 2002-47, Class PX, 6.00%, 5/20/31         4,684,105
      13,417,123  GNMA, Series 2002-50, Class PD, 6.00%, 5/20/31        13,545,323
       4,480,478  GNMA, Series 2002-57, Class PD, 6.00%, 6/20/31         4,501,509
       1,011,892  GNMA, Series 2002-60, Class PE, 6.00%, 7/20/31         1,023,264
       5,789,689  GNMA, Series 2002-66, Class FA, VRN, 3.17%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.35% with a cap of 8.00%                         5,776,321
       6,477,278  GNMA, Series 2003-7, Class FA, VRN, 3.27%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.45% with no caps                                6,496,827
         501,150  GNMA, Series 2003-10, Class JC, 6.00%, 4/20/30           505,471
           1,893  GNMA, Series 2003-12, Class ON, 4.00%, 2/16/28             1,890
         901,497  GNMA, Series 2003-14, Class F, VRN, 2.89%,
                  4/20/08, resets monthly off the 1-month LIBOR
                  plus 0.35% a cap of 7.50%                                898,358
         389,232  GNMA, Series 2003-31, Class GD, 4.00%, 12/16/28          389,267

Principal Amount                                                             Value

    $ 13,265,650  GNMA, Series 2003-35, Class CF, VRN, 3.12%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.30% with a cap of 8.00%                      $ 13,174,356
       2,936,223  GNMA, Series 2003-42, Class FW, VRN, 2.89%,
                  4/20/08, resets monthly off the 1-month LIBOR
                  plus 0.35% with a cap of 7.00%                         2,925,462
      19,150,050  GNMA, Series 2003-46, Class PA, 5.00%, 5/20/29        19,323,473
      21,846,733  GNMA, Series 2003-55, Class PG, 5.00%, 6/20/29        22,062,709
      17,650,000  GNMA, Series 2003-66, Class EH, 5.00%, 5/20/32        17,477,330
       7,062,759  GNMA, Series 2003-66, Class HF, VRN, 2.99%,
                  4/20/08, resets monthly off the 1-month LIBOR
                  plus 0.45% with a cap of 7.50%                         6,809,813
       6,119,470  GNMA, Series 2003-85, Class A SEQ, 4.50%,
                  9/20/27                                                6,171,369
       2,229,117  GNMA, Series 2003-85, Class BM SEQ, 5.00%,
                  2/20/24                                                2,248,102
       2,229,117  GNMA, Series 2003-85, Class BX SEQ, 5.50%,
                  2/20/24                                                2,256,156
       4,557,877  GNMA, Series 2003-110, Class HA SEQ, 5.00%,
                  5/20/29                                                4,615,024
       2,184,532  GNMA, Series 2004-11, Class UC, 5.00%, 4/16/26         2,192,147
      22,223,224  GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33        21,874,119
       3,924,428  GNMA, Series 2004-39, Class XF SEQ, VRN,
                  3.07%, 4/16/08, resets monthly off the
                  1-month LIBOR plus 0.25% with a cap of 7.50%           3,932,194
       7,551,535  GNMA, Series 2004-46, Class BG SEQ, 5.00%,
                  5/20/25                                                7,628,387
      34,989,864  GNMA, Series 2004-53, Class FB SEQ, VRN,
                  3.22%, 4/16/08, resets monthly off the
                  1-month LIBOR plus 0.40% with a cap of 7.50%          34,834,579
      11,214,032  GNMA, Series 2004-82, Class DM, 5.00%, 10/20/27       11,289,738
      18,146,649  GNMA, Series 2004-87, Class LA, 3.63%, 12/20/28       18,115,091

------

Ginnie Mae

Principal Amount                                                             Value

    $ 13,334,318  GNMA, Series 2005-24, Class F, VRN, 3.02%,
                  4/16/08, resets monthly off the 1-month LIBOR
                  plus 0.20% with a cap of 7.00%                      $ 12,857,336
       9,456,481  GNMA, Series 2007-6, Class LA, 5.50%, 10/20/30         9,661,157
      15,240,000  GNMA, Series 2007-33, Class LA, 5.50%, 4/20/31        15,704,180
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS
(Cost $299,120,991)                                                    300,063,700
                                                                    --------------

U.S. Government Agency Securities -- 3.1%

      40,000,000  FHLB, VRN, 2.95%, 5/23/08, resets quarterly
                  off the 3-month LIBOR minus 0.14% with no
                  caps(3)
(Cost $40,000,000)                                                      40,037,760
                                                                    --------------

Principal Amount                                                             Value

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(1) -- 2.8%

     $ 4,748,189  GNMA, 4.00%, 11/20/35                                $ 4,765,852
       9,254,597  GNMA, 4.50%, 12/20/36                                  9,229,971
      21,020,812  GNMA, 5.00%, 7/20/36                                  21,256,854
                                                                    --------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $34,808,953)                                                      35,252,677
                                                                    --------------
Temporary Cash Investments -- 6.6%

      84,389,000  FNMA Discount Notes, 1.35%, 4/1/08(3)(4)
(Cost $84,389,000)                                                      84,389,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 129.2%
(Cost $1,642,763,428)                                                1,654,411,130
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (29.2)%                              (373,713,017)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,280,698,113
                                                                    ==============

Futures Contracts
                                                Underlying Face      Unrealized
    Contracts Purchased      Expiration Date    Amount at Value      Gain (Loss)

1,569     U.S. Treasury
          2-Year Notes          June 2008        $336,795,656        $2,474,847
                                                ==============     ==============

                                                Underlying Face      Unrealized
      Contracts Sold         Expiration Date    Amount at Value      Gain (Loss)

     113  U.S. Long Bond        June 2008        $ 13,424,047        $ (129,117)
     200  U.S. Treasury
          5-Year Notes          June 2008         22,846,875          (233,262)
   1,100  U.S. Treasury
          10-Year Notes         June 2008         130,848,438        (3,252,186)
                                                --------------     --------------
                                                 $167,119,360       $(3,614,565)
                                                ==============     ==============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1)  Final maturity indicated, unless otherwise noted.

(2)  Forward commitment.

(3)  Security, or a portion thereof, has been segregated for forward commitments and/or futures contracts.

(4)  The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

PERFORMANCE
Government Bond

Total Returns as of March 31, 2008
                                           Average Annual Returns
                                                              Since    Inception
                              1 year   5 years   10 years   Inception     Date

INVESTOR CLASS                10.58%    4.26%      5.75%      7.70%     5/16/80

CITIGROUP TREASURY/
MORTGAGE INDEX                 9.78%    4.80%      6.12%      --(1)        --

Advisor Class                 10.31%    4.00%      5.49%      5.62%     10/9/97

Performance information prior to September 3, 2002, is that of the American
Century Treasury Fund, all of the net assets of which were acquired by
Government Bond pursuant to a plan of reorganization approved by Treasury shareholders on August 2, 2002.

(1)  Index data not available prior to 1982.

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1998

One-Year Returns Over 10 Years
Periods ended March 31
               1999    2000    2001    2002    2003     2004    2005   2006    2007    2008
Investor
Class         6.09%   1.51%   13.17%   3.01%  13.17%   2.42%   0.50%   2.17%  5.95%   10.58%

Citigroup
Treasury/
Mortgage
Index         6.57%   2.31%   12.53%   5.17%  11.06%   4.21%   1.33%   2.44%  6.44%    9.78%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Government Bond

Lead Portfolio Managers: Hando Aguilar, Brian Howell, Jim Platz, Seth Plunkett,
and Dan Shiffman Macro Strategy Team Representative: Bob Gahagan

PERFORMANCE SUMMARY

Government Bond returned 10.58%* for the 12 months ended March 31, 2008. By comparison, the Lipper Intermediate U.S. Government Funds category average return and Citigroup Treasury/Mortgage Index advanced 8.05%** and 9.78%, respectively. It was the best fiscal-year performance for the fund and the index since 2003. See page 9 for additional performance comparisons.

The portfolio's solid return over the last 12 months reflected favorable conditions for high-quality bonds (see page 2). The key contribution to
Government Bond's return relative to its benchmark and peers was our yield-curve positioning, while our sector allocations had a mixed effect when compared with the benchmark.

CURVE TRADES CONTRIBUTED

The portfolio benefited significantly from a yield-curve steepening bias we had in place throughout the year using Treasury bonds and two- and 10-year Treasury futures. We put this trade on in 2007 when the yield curve was "inverted" (an unusual situation where short-term yields are higher than those on longer-term notes and bonds).

During the period, Fed rate cuts and economic and financial concerns drove two-year yields down more than any other area on the curve. Meanwhile, market concern about the Fed's apparent lack of focus on inflation meant yields on longer-term notes and bonds did not fall as much. As a result, the difference in yield between these two maturities went from just seven basis points (the curve was essentially flat) to 182 basis points (a more normal, upward slope) for the year.

SECTOR ALLOCATION A MIXED EFFECT

Another key factor explaining the fund's performance was its sector allocation.
Relative to the index, we held an overweight position in collateralized mortgage obligations (CMOs) and mortgage-backed securities (MBS) and an underweight position in Treasury and high-quality government bonds, which were among the best-performing segments of the market for the year.

Portfolio at a Glance
                                       As of        As of
                                      3/31/08      3/31/07

Average Duration (effective)         4.1 years    4.1 years

Weighted Average Life                6.3 years    6.2 years

Yields as of March 31, 2008
30-Day SEC Yield
Investor Class                               3.55%

Advisor Class                                3.30%

*    All fund returns and yields referenced in this commentary are for Investor
     Class shares.

**   The Lipper Intermediate U.S. Government Funds average returns for the five-
     and 10-year periods ended March 31, 2008, were 3.64% and 5.17%, respectively.

     Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------

Government Bond

We favored CMOs and MBS because of their combination of high credit quality and attractive yields. We view that positioning as a long-term, strategic trade that we believe is likely to deliver outperformance. Other things being equal, holding higher-yielding assets should deliver greater returns over time.
Nevertheless, price changes can overwhelm yield contribution to total return for short periods, and that's exactly what happened during the credit and liquidity crises that dominated the last 12 months. It's worth pointing out that we added
MBS at what we thought were very attractive price levels late in the fiscal year, taking profits from our agency position to fund these purchases.

We benefitted from adding Treasury inflation-indexed securities -- the best-performing slice of the market -- in place of plain-vanilla Treasuries.
These bonds benefited not only from their high credit quality, but also their inflation protection at a time when many investors worried that the Fed was more concerned about economic growth than inflation. And within mortgages, we helped performance by having no subprime exposure, instead favoring well-structured, shorter-term deals and high-quality government agency CMOs.

OUTLOOK

"We think the probability of recession is very high," says Macro Strategy Team
Representative Bob Gahagan. "So we expect the Fed to continue cutting interest rates as the economy slows and the unemployment rate rises. But inflation pressures are a growing longer-term concern; as a result, we believe
'stagflation' is a real risk. In that sort of environment, we think it's reasonable to expect short-term rates to decline from current levels, while yields on longer-term notes and bonds remain volatile, particularly as deleveraging continues, risk is re-priced, and inflation fears rise."

"We're likely to maintain a short duration (price sensitivity to interest rate changes)," Gahagan continues. "We will try to add value through our sector and security selection decisions. In particular, we think MBS and CMOs represent good value relative to Treasury bonds. In addition, we expect to maintain our overweight position in inflation-indexed bonds."

Types of Investments in Portfolio
                                                        % of fund      % of fund
                                                       investments    investments
                                                          as of          as of
                                                         3/31/08        9/30/07

U.S. Treasury Securities                                  36.5%          23.0%

U.S. Government Agency Mortgage-Backed Securities         30.4%          21.9%

U.S. Government Agency Collateralized
Mortgage Obligations                                      13.6%          17.0%

U.S. Government Agency Securities                          1.4%          15.0%

U.S. Government Agency Asset-Backed Securities             1.0%          1.5%

Temporary Cash Investments                                 3.5%          1.1%

Temporary Cash Investments - Securities

Lending Collateral                                        13.6%          20.5%

------

SCHEDULE OF INVESTMENTS
Government Bond

MARCH 31, 2008

Principal Amount                                                             Value

U.S. Treasury Securities -- 49.1%

   $14,500,000  U.S. Treasury Bonds, 10.625%, 8/15/15(1)(2)           $ 21,806,654
    14,720,000  U.S. Treasury Bonds, 8.125%, 8/15/21(1)(2)              20,898,956
    10,700,000  U.S. Treasury Bonds, 7.125%, 2/15/23(1)(2)              14,177,500
    23,756,004  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                1/15/27(1)(2)                                           25,910,768
    12,271,870  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(2)                                              13,752,176
    19,074,573  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(2)                                              20,645,250
    14,003,402  U.S. Treasury Inflation Indexed Notes, 2.50%,
                7/15/16(1)(2)                                           15,754,934
    24,970,000  U.S. Treasury Notes, 3.50%, 8/15/09(1)(2)               25,650,832
    10,000,000  U.S. Treasury Notes, 2.125%, 1/31/10(1)(2)              10,098,440
    35,500,000  U.S. Treasury Notes, 4.50%, 9/30/11(1)(2)               38,520,305
    19,572,000  U.S. Treasury Notes, 4.625%, 10/31/11(1)(2)             21,341,133
    16,065,000  U.S. Treasury Notes, 4.875%, 6/30/12(1)(2)              17,726,731
    59,000,000  U.S. Treasury Notes, 4.125%, 8/31/12(1)(2)              63,351,308
     9,350,000  U.S. Treasury Notes, 2.50%, 3/31/13(2)                   9,371,187
     9,330,000  U.S. Treasury Notes, 4.625%, 2/15/17(1)(2)              10,252,075
    13,790,000  U.S. Treasury Notes, 4.50%, 5/15/17(1)(2)               14,993,398
    15,600,000  U.S. Treasury Notes, 4.75%, 8/15/17(1)(2)               17,266,033
    15,000,000  U.S. Treasury Notes, 3.50%, 2/15/18(1)(2)               15,098,445
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $358,839,009)                                                    376,616,125
                                                                    --------------

Fixed-Rate U.S. Government Agency Mortgage-Backed Securities(3) -- 38.5%

     4,816,016  FHLMC, 4.50%, 1/1/19                                     4,811,195
     6,431,585  FHLMC, 5.50%, 10/1/34                                    6,511,671
       648,823  FHLMC, 6.50%, 7/1/47                                       666,995
    40,000,000  FNMA, 5.50%, settlement date 4/14/08(4)                 40,381,240
    74,503,486  FNMA, 6.00%, settlement date 4/14/08(4)                 76,331,132
    15,170,000  FNMA, 6.50%, settlement date 4/14/08(4)                 15,712,798
    17,585,769  FNMA, 4.50%, 5/1/19(2)                                  17,561,377
     1,421,401  FNMA, 5.00%, 9/1/20                                      1,438,194

Principal Amount                                                             Value

     $ 736,185  FNMA, 6.50%, 3/1/32                                       $767,561
       653,074  FNMA, 7.00%, 6/1/32                                        694,214
       969,484  FNMA, 6.50%, 8/1/32                                      1,011,813
    11,379,651  FNMA, 5.50%, 7/1/33(2)                                  11,526,550
    11,798,499  FNMA, 5.00%, 11/1/33(2)                                 11,712,157
     2,943,944  FNMA, 5.50%, 9/1/34                                      2,979,786
    17,256,015  FNMA, 5.50%, 10/1/34(2)                                 17,466,107
    10,183,866  FNMA, 5.00%, 8/1/35(2)                                  10,095,949
    40,233,025  FNMA, 5.50%, 1/1/36                                     40,702,061
     4,628,386  FNMA, 5.00%, 2/1/36                                      4,588,429
    14,159,697  FNMA, 5.50%, 4/1/36(2)                                  14,324,771
     8,350,223  FNMA, 6.50%, 8/1/37(2)                                   8,580,405
       315,678  FNMA, 6.50%, 6/1/47                                        322,781
       831,364  FNMA, 6.50%, 8/1/47                                        850,070
     1,124,606  FNMA, 6.50%, 8/1/47                                      1,152,018
       137,509  FNMA, 6.50%, 9/1/47                                        140,603
     1,009,284  FNMA, 6.50%, 9/1/47                                      1,031,993
     1,036,109  FNMA, 6.50%, 9/1/47                                      1,059,421
     1,309,120  FNMA, 6.50%, 9/1/47                                      1,338,575
     1,823,329  FNMA, 6.50%, 9/1/47                                      1,864,354
                                                                    --------------
TOTAL FIXED-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $291,094,622)                                                    295,624,220
                                                                    --------------

U.S. Government Agency Collateralized Mortgage Obligations(3) -- 18.3%

     1,575,737  FHLMC, Series 2560, Class FG SEQ, VRN, 3.32%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.50% with a cap of 8.50%                           1,572,503
     3,737,830  FHLMC, Series 2625, Class FJ SEQ, VRN, 3.12%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.30% with a cap of 7.50%                           3,744,633
     8,161,570  FHLMC, Series 2706, Class EB, 5.00%, 9/15/20             8,378,252
     3,995,072  FHLMC, Series 2779, Class FM SEQ, VRN, 3.17%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.35% with a cap of 7.50%                           3,964,150
     7,798,284  FHLMC, Series 2780, Class BD SEQ, 4.50%, 10/15/17        7,876,938
     8,910,031  FHLMC, Series 2812, Class EF SEQ, VRN, 3.22%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.40% with a cap of 7.50%                           8,785,505

------

Government Bond

Principal Amount                                                             Value

   $ 5,912,515  FHLMC, Series 2831, Class AF, VRN, 3.12%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.30% with a cap of 7.50%                         $ 5,859,338
     3,506,067  FHLMC, Series 2836, Class ND, 4.00%, 7/15/13             3,516,879
    10,554,947  FHLMC, Series 2855, Class FK SEQ, VRN, 3.17%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.35% with a cap of 7.50%(2)                       10,367,606
     4,659,562  FHLMC, Series 2892, Class A, 5.00%, 5/15/21              4,761,528
     2,379,858  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14             2,393,354
    10,000,000  FHLMC, Series 3203, Class VN SEQ, 5.00%, 6/15/22         9,646,390
     3,774,441  FNMA, Series 2002-5, Class PJ, 6.00%, 10/25/21           3,948,574
       821,790  FNMA, Series 2002-89, Class CA SEQ, 5.00%,
                4/25/16                                                    832,493
     1,516,064  FNMA, Series 2003-14, Class LA SEQ, 5.00%,
                8/25/16                                                  1,546,670
     3,802,163  FNMA, Series 2003-42, Class FK, VRN, 3.01%,
                4/25/08, resets monthly off the 1-month LIBOR
                plus 0.40% with a cap of 7.50%                           3,767,237
     6,888,028  FNMA, Series 2003-43, Class LF, VRN, 2.96%,
                4/25/08, resets monthly off the 1-month LIBOR
                plus 0.35% with a cap of 8.00%                           6,832,814
     6,091,478  FNMA, Series 2003-52, Class KF SEQ, VRN, 3.01%,
                4/25/08, resets monthly off the 1-month LIBOR
                plus 0.40% with a cap of 7.50%                           6,052,968
     2,633,876  FNMA, Series 2003-84, Class AL, 4.00%, 4/25/13           2,636,344
    18,000,000  FNMA, Series 2003-92, Class PD, 4.50%, 3/25/17(2)       18,273,042
     5,642,119  FNMA, Series 2004 W5, Class F1, VRN, 3.06%,
                4/25/08, resets monthly off the 1-month LIBOR
                plus 0.45% with a cap of 7.50%                           5,665,658
     1,564,579  FNMA, Series 2005-47, Class AN SEQ, 5.00%,
                12/25/16                                                 1,597,808
     6,420,595  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                4/25/23                                                  6,593,617

Principal Amount                                                             Value

   $12,000,000  GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33        $ 11,811,491
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS
(Cost $138,675,523)                                                    140,425,792
                                                                    --------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(3) -2.4%

     4,783,303  FHLMC, 6.80%, 8/1/36                                     4,894,443
     4,092,772  FNMA, 6.49%, 5/1/36                                      4,228,508
     2,702,875  FNMA, 6.42%, 9/1/36                                      2,781,893
     2,903,484  FNMA, 6.45%, 9/1/36                                      3,006,538
     3,399,243  FNMA, 5.97%, 6/1/37                                      3,477,215
                                                                    --------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $18,282,680)                                                      18,388,597
                                                                    --------------
U.S. Government Agency Securities -- 1.9%

     8,800,000  FHLMC, 5.00%, 6/11/09                                    9,086,360
     5,200,000  FNMA, 4.375%, 7/17/13                                    5,464,748
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $13,822,588)                                                      14,551,108
                                                                    --------------

U.S. Government Agency Asset-Backed Securities(3) -- 1.4%

       661,271  FHLMC, Series T7, Class A5 SEQ, 7.27%, 8/25/28             669,798
     2,718,975  FHLMC, Series T20, Class A7, VRN, 2.90%,
                4/25/08, resets monthly off the 1-month LIBOR
                plus 0.15% with no caps                                  2,719,404
     5,792,836  FHLMC, Series T21, Class A, VRN, 2.96%, 4/25/08,
                resets monthly off the 1-month LIBOR plus 0.18%
                with no caps                                             5,793,230
       864,329  FHLMC, Series T34, Class A1V, VRN, 2.84%,
                4/25/08, resets monthly off the 1-month LIBOR
                plus 0.12% with no caps                                    858,019
       717,277  FHLMC, Series T35, Class A, VRN, 2.88%, 4/25/08,
                resets monthly off the 1-month LIBOR plus 0.14%
                with no caps                                               716,893
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES
(Cost $10,760,547)                                                      10,757,344
                                                                    --------------

------

Government Bond

Principal Amount                                                             Value

Temporary Cash Investments -- 4.7%

   $36,221,000  FNMA Discount Notes, 1.35%, 4/1/08(2)(5)
(Cost $36,221,000)                                                    $ 36,221,000
                                                                    --------------

Temporary Cash Investments - Securities Lending Collateral(6) -- 18.2%

Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08
(Delivery value $35,992,978)                                            35,990,679

Repurchase Agreement, BNP Paribas, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value
$30,964,454)                                                            30,962,476

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08
(Delivery value $36,502,281)                                            36,500,000

                                                                             Value

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08,
due 4/1/08 (Delivery value $36,502,180)                               $ 36,500,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES
LENDING COLLATERAL
(Cost $139,953,155)                                                    139,953,155
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 134.5%
(Cost $1,007,649,124)                                                1,032,537,341
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (34.5)%                              (264,921,444)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                            $767,615,897
                                                                    ==============

Futures Contracts
                              Expiration       Underlying Face       Unrealized
    Contracts Purchased          Date          Amount at Value       Gain (Loss)

       44  U.S. Long Bond      June 2008         $ 5,227,063          $ 127,089
    1,048  U.S. Treasury
           2-Year Notes        June 2008         224,959,750          1,653,053
                                               --------------      --------------
                                                $230,186,813         $1,780,142
                                               ==============      ==============

                              Expiration      Underlying Face        Unrealized
      Contracts Sold             Date         Amount at Value        Gain (Loss)

      275  U.S. Treasury
           5-Year Notes       June 2008         $ 31,414,453         $ (77,181)
      698  U.S. Treasury
           10-Year Notes      June 2008          83,029,281          (2,063,660)
                                               --------------      --------------
                                                $114,443,734        $(2,140,841)
                                               ==============      ==============

Notes to Schedule of Investments

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1)  Security, or a portion thereof, was on loan as of March 31, 2008.

(2)  Security, or a portion thereof, has been segregated for forward commitments and/or futures contracts.

(3)  Final maturity indicated, unless otherwise noted.

(4)  Forward commitment.

(5)  The rate indicated is the yield to maturity at purchase.

(6)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------

PERFORMANCE
Inflation-Adjusted Bond

Total Returns as of March 31, 2008
                                            Average Annual Returns
                                                               Since     Inception
                               1 year   5 years   10 years   Inception      Date

INVESTOR CLASS                 14.08%    6.27%      7.28%      6.64%      2/10/97

CITIGROUP US
INFLATION-LINKED SECURITIES
INDEX                          14.64%    6.74%      7.95%     7.39%(1)       --

Institutional Class            14.31%    6.48%       --        6.55%      10/1/02

Advisor Class                  13.83%    6.01%       --        7.04%      6/15/98

(1)  Since 2/28/97, the date nearest the Investor Class's inception for which data are available.

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1998

One-Year Returns Over 10 Years
Periods ended March 31
                1999    2000    2001    2002    2003     2004     2005   2006    2007    2008
Investor
Class          3.37%   5.52%   12.62%   4.16%  16.42%   10.04%   2.57%   0.56%  4.71%   14.08%

Citigroup US
Inflation-
Linked
Securities
Index          4.11%   6.39%   13.54%   4.37%  18.20%   10.83%   2.78%   0.81%  5.27%   14.64%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Inflation-Adjusted Bond

Lead Portfolio Managers: Brian Howell, Jim Platz, Seth Plunkett, and Bob Gahagan
Macro Strategy Team Representatives: Brian Howell and Bob Gahagan

PERFORMANCE SUMMARY

Inflation-Adjusted Bond returned 14.08%* for the 12 months ended March 31, 2008.
By comparison, the fund's benchmark, the Citigroup US Inflation-Linked
Securities Index, returned 14.64%. Portfolio returns reflect operating expenses, while the index returns do not.

The portfolio's return reflected the strong performance of high-quality securities in general -- and inflation-protected securities in particular --
during the 12-month period. In an environment characterized by a flight to quality and mounting inflationary pressures, Treasury Inflation-Protected
Securities (TIPS) offered dual benefits. In addition, the sensitivity of TIPS to interest rate changes (their longer duration) aided performance as yields declined. Fund performance trailed the benchmark return because of a small portfolio allocation to non-Treasury and non-inflation-indexed securities, which underperformed during the period.

BEST RETURN SINCE 2003

The portfolio's 12-month return (Investor Class shares) represents the best fiscal year for the fund since 2003 and double its average annual return since the share class inception in February 1997. Although we believe the economic and investing climates continue to favor TIPS, we realize such strong, double-digit performance is unusual for a 12-month period -- and unlikely to persist.

ECONOMIC DOWNTURN DIDN'T THWART INFLATION THREATS

In the first half of the reporting period, a lingering threat of inflation and strong economic growth kept the Federal Reserve (the Fed) on hold. Despite increasing threats to economic growth from the housing market slump, rising mortgage delinquencies, and high energy prices, the Fed continued to view inflation as a bigger concern than recession.

As the year progressed, U.S. economic growth prospects tumbled, prompting a marked change in Fed strategy. Reversing a long anti-inflation stance, the Fed indicated the present danger of recession had surmounted that of inflation, and it cut the federal funds target rate by three percentage points between
September 2007 and March 2008.

Food and commodity prices continued to soar, and the U.S. dollar continued to tumble. More alarming than the potential for inflation, stagflation (stalled economic growth coupled with rising inflation), a worst-case scenario not experienced since the 1970s, seemed increasingly likely.

Portfolio at a Glance
                                       As of        As of
                                      3/31/08      3/31/07

Weighted Average Maturity            6.7 years    8.7 years

Average Duration (effective)         6.1 years    6.4 years

Yields as of March 31, 2008
30-Day SEC Yield
Investor Class                               5.69%

Institutional Class                          5.88%

Advisor Class                                5.42%

*   All fund returns and yields referenced in this commentary are for Investor
    Class shares.

------

Inflation-Adjusted Bond

SECTOR ALLOCATIONS DETRACTED

The portfolio's small allocation to non-Treasury and non-inflation-indexed securities detracted from relative performance. In particular, we held some attractively valued government agency and high-quality collateralized mortgage-backed securities that trailed Treasury bonds in the flight-to-quality environment. Over time, though, we expect these higher-yielding securities to outpace Treasury bonds.

We also took advantage of a municipal-market anomaly late in the reporting period. To cover outflows and meet margin calls, hedge funds and other highly-leveraged investors had to sell billions of dollars in municipal securities. The resulting supply/demand imbalance caused municipal yield ratios
(municipal yields divided by Treasury yields) to rise to historic levels. We added a small weighting in municipals (0.7% of net assets as of March 31, 2008)
to take advantage of the unusually attractive pricing/yield environment.

CURVE POSITIONING HELPED

For the entire period, we maintained a yield-curve steepening bias through the use of TIPS and two- and 10-year Treasury futures. This strategy helped relative results as the slope of the nominal and TIPS yield curves steepened during the
12-month period.

OUTLOOK

As of March 31, 2008, the Consumer Price Index (CPI) showed an annual increase of 4.0%. At the same time, the so-called breakeven yield on the 10-year TIPS
(the difference between the 10-year TIPS yield and the 10-year nominal Treasury yield, representing the market's projection of the 10-year inflation rate) was approximately 2.35%, representing good value for investors. Clearly, inflation remains at the high end of the Fed's "comfort range." Plus, with the Fed favoring anti-recessionary insurance over inflation vigilance, and with food and other commodity prices continuing to increase, inflation expectations remain on the rise. This scenario continues to bode well for inflation-protected securities, though their returns are not likely to be as high as they were during the last reporting period.

Portfolio Composition by Effective Maturity(1)
                               % of fund       % of fund
                              investments     investments
                                 as of           as of
                                3/31/08         9/30/07

0 - 5-Year Notes(2)              29.7%           31.6%

5 - 10-Year Notes                40.8%           37.3%

10 - 35-Year Bonds               29.5%           31.1%

(1)  Excludes securities lending collateral.

(2)  Includes temporary cash investments.

------

SCHEDULE OF INVESTMENTS
Inflation-Adjusted Bond

MARCH 31, 2008

Principal Amount                                                             Value

U.S. Treasury Securities -- 90.1%

   $90,130,215  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                1/15/25                                               $ 98,002,548
    80,813,080  U.S. Treasury Inflation Indexed Bonds, 2.00%,
                1/15/26(1)(2)                                           83,231,169
    63,288,297  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                1/15/27(1)(2)                                           69,028,799
    35,401,043  U.S. Treasury Inflation Indexed Bonds, 1.75%,
                1/15/28(1)                                              35,071,955
    53,759,820  U.S. Treasury Inflation Indexed Bonds, 3.625%,
                4/15/28(1)(2)                                           69,652,567
    51,351,600  U.S. Treasury Inflation Indexed Bonds, 3.875%,
                4/15/29(1)(2)                                           69,380,839
    22,630,047  U.S. Treasury Inflation Indexed Bonds, 3.375%,
                4/15/32                                                 29,716,080
    70,371,840  U.S. Treasury Inflation Indexed Notes, 4.25%,
                1/15/10(1)(2)                                           76,342,468
    53,250,156  U.S. Treasury Inflation Indexed Notes, 0.875%,
                4/15/10(1)(2)                                           54,510,694
    20,007,900  U.S. Treasury Inflation Indexed Notes, 3.50%,
                1/15/11                                                 22,133,739
    31,207,268  U.S. Treasury Inflation Indexed Notes, 2.375%,
                4/15/11                                                 33,530,774
    26,088,892  U.S. Treasury Inflation Indexed Notes, 3.375%,
                1/15/12(1)                                              29,362,239
    19,656,756  U.S. Treasury Inflation Indexed Notes, 2.00%,
                4/15/12                                                 21,160,203
    66,864,378  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(1)(2)                                           74,929,960
    37,259,243  U.S. Treasury Inflation Indexed Notes, 1.875%,
                7/15/13(1)                                              40,181,784
   117,759,789  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(1)(2)                                          127,456,604
    75,798,951  U.S. Treasury Inflation Indexed Notes, 2.00%,
                7/15/14(1)(2)                                           82,265,587
    88,532,127  U.S. Treasury Inflation Indexed Notes, 1.625%,
                1/15/15(1)(2)                                           93,816,433
    64,477,313  U.S. Treasury Inflation Indexed Notes, 1.875%,
                7/15/15(1)(2)                                           69,529,756
    50,508,175  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/16(1)(2)                                           54,702,727
    37,333,697  U.S. Treasury Inflation Indexed Notes, 2.50%,
                7/15/16(1)                                              42,003,358
    16,733,855  U.S. Treasury Inflation Indexed Notes, 2.375%,
                1/15/17(1)                                              18,651,722
    16,394,469  U.S. Treasury Inflation Indexed Notes, 2.625%,
                7/15/17(1)                                              18,664,087
    76,335,735  U.S. Treasury Inflation Indexed Notes, 1.625%,
                1/15/18(1)                                              80,063,133
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $1,295,913,730)                                                1,393,389,225
                                                                    --------------

Principal Amount                                                             Value

Corporate Bonds -- 4.5%

CONSUMER FINANCE -- 1.5%
   $27,627,250  SLM Corp., 1.32%, 1/25/10                             $ 22,688,879
                                                                    --------------
DIVERSIFIED FINANCIAL SERVICES -- 3.0%
    46,800,180  Toyota Motor Credit Corp. Inflation Indexed
                Bonds, 1.22%, 10/1/09                                   46,749,636
                                                                    --------------
TOTAL CORPORATE BONDS
(Cost $74,427,430)                                                      69,438,515
                                                                    --------------

Collateralized Mortgage Obligations(3) -- 1.9%

    12,000,000  Credit Suisse Mortgage Capital Certificates,
                Series 2007 TF2A, Class A1, VRN, 3.00%, 4/15/08,
                resets monthly off the 1-month LIBOR plus 0.18%
                with no caps (Acquired 7/24/07, Cost
                $12,000,000)(4)                                         11,449,668
     7,942,678  GMAC Commercial Mortgage Securities, Inc.,
                Series 2005 C1, Class A2 SEQ, 4.47%, 5/10/43             7,844,022
    10,887,357  Lehman Brothers Floating Rate Commercial
                Mortgage Trust, Series 2007 LLFA, Class A1, VRN,
                3.12%, 4/15/08, resets monthly off the 1-month
                LIBOR plus 0.30% with no caps (Acquired 8/3/07,
                Cost $10,887,357)(4)                                    10,345,308
                                                                    --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $30,745,290)                                                      29,638,998
                                                                    --------------

Municipal Securities -- 0.7%

    10,250,000  California Department of Water Resources Power
                Supply Rev., Series 2002 A, 5.125%, 5/1/12,
                Prerefunded at 101% of Par(5)
(Cost $11,150,652)                                                      11,259,728
                                                                    --------------

Temporary Cash Investments -- 1.9%

    29,846,000  FNMA Discount Notes, 1.35%, 4/1/08(6)
(Cost $29,846,000)                                                      29,846,000
                                                                    --------------

------

Inflation-Adjusted Bond                                                      Value

Temporary Cash Investments - Securities Lending Collateral(7) -- 14.6%

Repurchase Agreement, Barclays Bank plc, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08
(Delivery value $58,159,296)                                          $ 58,155,581

Repurchase Agreement, BNP Paribas, (collateralized by various
U.S. Government Agency obligations in a pooled account at the lending agent), 2.30%, dated 3/31/08, due 4/1/08 (Delivery value
$56,883,042)                                                            56,879,408

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 2.25%, dated 3/31/08, due 4/1/08
(Delivery value $55,503,469)                                            55,500,000

                                                                             Value

Repurchase Agreement, Goldman Sachs Group, Inc. (The),
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 2.15%, dated 3/31/08,
due 4/1/08 (Delivery value $55,503,315)                               $ 55,500,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS -- SECURITIES
LENDING COLLATERAL
(Cost $226,034,989)                                                    226,034,989
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 113.7%
(Cost $1,668,118,091)                                                1,759,607,455
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (13.7)%                              (212,495,441)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,547,112,014
                                                                    ==============

Futures Contracts
                                                Underlying Face    Unrealized Gain
    Contracts Purchased      Expiration Date    Amount at Value         (Loss)

    2,370  U.S. Treasury
           2-Year Notes         June 2008        $508,735,313         $3,738,296
    1,061  U.S. Treasury
           5-Year Notes         June 2008         121,202,671          1,614,728
                                                --------------      --------------
                                                 $629,937,984         $5,353,024
                                                ==============      ==============

                                                Underlying Face      Unrealized
      Contracts Sold         Expiration Date    Amount at Value      Gain (Loss)

      260  U.S. Long Bond       June 2008        $ 30,887,188         $ (297,082)
      837  U.S. Treasury
           10-Year Notes        June 2008          99,563,766         (2,474,618)
                                                --------------     ---------------
                                                 $130,450,954        $(2,771,700)
                                                ==============     ===============

Swap Agreements
                                                                     Unrealized
Notional Amount   Description of Agreement        Expiration Date    Gain (Loss)
TOTAL RETURN

     $44,200,000  Pay a fixed rate equal to
                  1.13% and receive the return
                  of the U.S. CPI Urban
                  Consumers NSA Index upon the
                  termination date with
                  Barclays Bank plc.               January 2012        $ 909,099

      24,000,000  Pay a fixed rate equal to
                  1.31% and receive the return
                  of the U.S. CPI Urban
                  Consumers NSA Index upon the
                  termination date with
                  Barclays Bank plc.                April 2017            78,391

      58,300,000  Pay a fixed rate equal to
                  2.895% and receive the return
                  of the U.S. CPI Urban
                  Consumers NSA Index upon the
                  termination date with
                  Barclays Bank plc.               December 2027      (1,241,055)
                                                                   ---------------
                                                                      $ (253,565)
                                                                   ===============

------

Inflation-Adjusted Bond

Notes to Schedule of Investments

CPI = Consumer Price Index

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

LIBOR = London Interbank Offered Rate

NSA = Not Seasonally Adjusted

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1)  Security, or a portion thereof, was on loan as of March 31, 2008.

(2)  Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(3)  Final maturity indicated, unless otherwise noted.

(4)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008, was
     $21,794,976, which represented 1.4% of total net assets.

(5)  Escrowed to maturity in U.S. government securities or state and local government securities.

(6)  The rate indicated is the yield to maturity at purchase.

(7)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------

PERFORMANCE
Short-Term Government

Total Returns as of March 31, 2008
                                           Average Annual Returns
                                                              Since    Inception
                              1 year   5 years   10 years   Inception     Date

INVESTOR CLASS                 7.50%    3.16%      4.29%      6.03%     12/15/82

CITIGROUP US
TREASURY/AGENCY
1- TO 3-YEAR INDEX             8.91%    3.67%      5.01%    7.01%(1)       --

Advisor Class                  7.23%    2.90%       --        3.97%      7/8/98

(1)  Since 12/31/82, the date nearest the Investor Class's inception for which data are available.

Growth of $10,000 Over 10 Years

$10,000 investment made March 31, 1998

One-Year Returns Over 10 Years
Periods ended March 31
                     1999    2000    2001    2002   2003    2004     2005     2006    2007   2008

Investor Class       5.39%  2.51%   9.25%   4.68%   5.52%  1.40%    -0.16%   2.22%   5.02%   7.50%

Citigroup US
Treasury/Agency
1- to 3-Year Index   6.09%  3.72%   9.77%   5.61%   6.71%  2.45%    -0.27%   2.41%   5.11%   8.91%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Short-Term Government

Lead Portfolio Managers: Hando Aguilar, Brian Howell, Jim Platz, Seth Plunkett,
and Dan Shiffman Macro Strategy Team Representative: Bob Gahagan

PERFORMANCE SUMMARY

Short-Term Government returned 7.50%* for the 12 months ended March 31, 2008. By comparison, the Lipper Short U.S. Government Funds category average return and
Citigroup US Treasury/Agency 1- to 3-year Index advanced 5.64%** and 8.91%, respectively. It was the best fiscal-year performance for the fund since 2001.
See page 21 for additional performance comparisons.

The portfolio's solid return over the last 12 months reflected favorable conditions for high-quality bonds (see page 2). Short-Term Government trailed the index because of the portfolio's sector weightings. The key contribution to
Short-Term Government's return relative to its benchmark and peers came was our yield-curve positioning.

SECTOR ALLOCATION A MIXED EFFECT

Another key factor in explaining the fund's performance was its sector allocation. Relative to the index, we held an overweight position in collateralized mortgage obligations (CMOs) and mortgage-backed securities (MBS)
and an underweight position in Treasury and high-quality government bonds, which were among the best-performing segments of the market for the year.

We favored CMOs and MBS because of their combination of high credit quality and attractive yields. We view that positioning as a long-term, strategic trade that we believe is likely to deliver outperformance. Other things being equal, holding higher-yielding assets should deliver greater returns over time.
Nevertheless, price changes can overwhelm yield contribution to total return for short periods, and that's exactly what happened during the credit and liquidity crises that dominated the fiscal year.

However, it was beneficial to hold Treasury inflation-indexed securities -- the best-performing slice of the market -- in place of plain-vanilla Treasuries.
These bonds benefited not only from their high credit quality, but also their inflation protection at a time when many investors worried that the Fed was more worried about economic growth than inflation. And within mortgages, we helped performance by having no subprime exposure, instead favoring well-structured, shorter-term deals and high-quality government agency CMOs.

Portfolio at a Glance
                                       As of        As of
                                      3/31/08      3/31/07

Average Duration (effective)         1.6 years    1.8 years

Weighted Average Life                2.6 years    2.2 years

Yields as of March 31, 2008
30-Day SEC Yield
Investor Class                               2.94%
Advisor Class                                2.70%

*    All fund returns and yields referenced in this commentary are for Investor
     Class shares.

**   The Lipper Short U.S. Government Funds average returns for the five- and
     10-year periods ended March 31, 2008, were 2.76% and 4.23%, respectively.

     Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------

Short-Term Government

CURVE TRADES CONTRIBUTED

The portfolio benefited significantly from a yield-curve steepening bias we had in place throughout the year using Treasury bonds and two- and five-year
Treasury futures. We put this trade on in 2007 when the yield curve was
"inverted" (an unusual situation where short-term yields are higher than those on longer-term notes and bonds). During the period, Fed rate cuts and economic and financial concerns drove two-year yields down more than any other area on the curve. As a result, the difference in yield between these two maturities went from negative four basis points (the curve was inverted) to positive 85 basis points (a more normal, upward slope) for the year.

OUTLOOK

"We think the probability of recession is very high," says Macro Strategy Team
Representative Bob Gahagan. "So, we expect the Fed to continue cutting interest rates as the economy slows and the unemployment rate rises. But inflation pressures are a growing longer-term concern; as a result, we believe
'stagflation' is a real risk. In that sort of environment, we think it's reasonable to expect short-term rates to decline from current levels, while yields on longer-term notes and bonds remain volatile, particularly as deleveraging continues, risk is re-priced, and inflation fears rise."

"We're likely to maintain a short duration (price sensitivity to interest rate changes)," Gahagan continues. "We will try to add value through our sector and security selection decisions. In particular, we think MBS and CMOs represent good value relative to Treasury bonds. In addition, we expect to maintain our overweight position in inflation-indexed bonds."

Types of Investments in Portfolio
                                                      % of fund       % of fund
                                                     investments     investments
                                                        as of           as of
                                                       3/31/08         9/30/07

U.S. Treasury Securities                                42.4%            9.2%

Collateralized Mortgage Obligations                     34.3%           38.0%

U.S. Government Agency Securities                        8.9%           22.0%

U.S. Government Agency
Mortgage-Backed Securities                               7.4%            6.8%

Asset-Backed Securities                                  1.7%            3.3%

Municipal Securities                                     1.3%             --

Temporary Cash Investments                               4.0%            6.4%

Temporary Cash Investments - Securities

Lending Collateral                                        --            14.3%

------

SCHEDULE OF INVESTMENTS
Short-Term Government

MARCH 31, 2008

Principal Amount                                                             Value

U.S. Treasury Securities -- 42.2%

   $88,051,107  U.S. Treasury Inflation Indexed Notes, 3.00%,
                7/15/12(1)                                            $ 98,672,368
    11,079,243  U.S. Treasury Inflation Indexed Notes, 2.00%,
                1/15/14(1)                                              11,991,552
    35,269,762  U.S. Treasury Inflation Indexed Notes, 2.50%,
                7/15/16(1)                                              39,681,269
    40,000,000  U.S. Treasury Notes, 5.125%, 6/30/08(1)                 40,384,400
    33,000,000  U.S. Treasury Notes, 4.50%, 4/30/09(1)                  34,062,204
     9,000,000  U.S. Treasury Notes, 3.625%, 7/15/09(1)                  9,244,692
    54,000,000  U.S. Treasury Notes, 3.50%, 8/15/09(1)                  55,472,364
    50,000,000  U.S. Treasury Notes, 3.625%, 10/31/09(1)                51,617,200
    70,000,000  U.S. Treasury Notes, 4.75%, 2/15/10(1)                  74,112,570
    60,000,000  U.S. Treasury Notes, 4.50%, 2/28/11(1)                  64,743,780
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $470,082,700)                                                    479,982,399
                                                                    --------------

Collateralized Mortgage Obligations(2) -- 34.1%

    22,600,000  Banc of America Commercial Mortgage Inc., Series
                2004-2, Class A3 SEQ, 4.05%, 11/10/38(1)                22,043,520
    61,263,388  Bear Stearns Commercial Mortgage Securities
                Trust STRIPS - COUPON, Series 2004 T16, Class
                X2, VRN, 0.91%, 4/1/08(1)                                1,463,827
    39,504,337  Commercial Mortgage Acceptance Corp. STRIPS -
                COUPON, Series 1998 C2, Class X, VRN, 1.09%,
                4/1/08                                                   1,048,090
     1,980,661  FHLMC, Series 2522, Class XA SEQ, 5.00%, 8/15/16         2,013,104
       665,122  FHLMC, Series 2552, Class HA SEQ, 5.00%, 9/15/16           674,102
     7,971,349  FHLMC, Series 2624, Class FE SEQ, VRN, 3.12%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.30% with a cap of 8.00%(1)                        7,987,682
     6,354,311  FHLMC, Series 2625, Class FJ SEQ, VRN, 3.12%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.30% with a cap of 7.50%                           6,365,876
    21,947,538  FHLMC, Series 2631, Class PC, 4.50%, 3/15/16            22,272,428

Principal Amount                                                             Value

     $ 537,874  FHLMC, Series 2632, Class TE, 2.50%, 6/15/22             $ 536,956
     3,091,892  FHLMC, Series 2672, Class QR, 4.00%, 9/15/10             3,222,932
     6,054,898  FHLMC, Series 2688, Class DE SEQ, 4.50%, 2/15/20         6,147,471
     2,529,946  FHLMC, Series 2699, Class TG, 4.00%, 5/15/17             2,544,920
    12,835,500  FHLMC, Series 2709, Class PC, 5.00%, 9/15/18            13,152,935
    10,371,025  FHLMC, Series 2718, Class FW, VRN, 3.17%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.35% with a cap of 8.00%                          10,342,256
     2,487,949  FHLMC, Series 2743, Class OK, 4.00%, 4/15/21             2,488,663
     4,623,634  FHLMC, Series 2763, Class PB, 4.50%, 6/15/14             4,646,415
     3,995,072  FHLMC, Series 2779, Class FM SEQ, VRN, 3.17%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.35% with a cap of 7.50%                           3,964,150
    12,997,140  FHLMC, Series 2780, Class BD SEQ, 4.50%, 10/15/17       13,128,230
     8,098,204  FHLMC, Series 2827, Class F, VRN, 3.17%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.35% with a cap of 7.50%                           7,958,096
     5,814,621  FHLMC, Series 2831, Class AF, VRN, 3.12%,
                4/15/08, resets monthly off the 1-month LIBOR
                plus 0.30% with a cap of 7.50%                           5,762,324
     1,686,827  FHLMC, Series 2890, Class AB SEQ, 3.75%, 12/15/11        1,689,839
     4,603,146  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14             4,629,250
    14,020,078  FHLMC, Series 2931, Class QA, 4.50%, 4/15/15            14,144,113
     6,388,926  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14            6,427,273
     9,641,372  FHLMC, Series 2941, Class XA, 5.00%, 2/15/25             9,775,821
        96,476  FHLMC, Series 2943, Class HA, 5.00%, 9/15/19                96,512
     6,501,892  FHLMC, Series 2984, Class NA, 5.50%, 4/15/26             6,637,358
       986,608  FHLMC, Series 3108, Class DA SEQ, 5.125%,
                10/15/15                                                   990,120

------

Short-Term Government

Principal Amount                                                             Value

   $ 3,774,441  FNMA, Series 2002-5, Class PJ, 6.00%, 10/25/21         $ 3,948,574
     1,156,061  FNMA, Series 2002-71, Class UB, 5.00%, 11/25/15          1,169,193
     6,584,315  FNMA, Series 2002-83, Class GM, 5.00%, 5/25/16           6,680,696
     3,045,352  FNMA, Series 2002-86, Class KB SEQ, 5.00%,
                5/25/16                                                  3,089,260
     1,557,717  FNMA, Series 2003-3, Class HA, 5.00%, 9/25/16            1,586,628
    12,700,754  FNMA, Series 2003-17, Class FN, VRN, 2.91%,
                4/25/08, resets monthly off the 1-month LIBOR
                plus 0.30% with no caps(1)                              12,571,322
     5,924,415  FNMA, Series 2003-24, Class BF, VRN, 2.96%,
                4/25/08, resets monthly off the 1-month LIBOR
                plus 0.35% with no caps                                  5,888,886
     3,222,884  FNMA, Series 2003-29, Class L SEQ, 5.00%, 9/25/30        3,265,220
     2,738,276  FNMA, Series 2003-35, Class KC, 4.50%, 4/25/17           2,768,414
     5,703,245  FNMA, Series 2003-42, Class FK, VRN, 3.01%,
                4/25/08, resets monthly off the 1-month LIBOR
                plus 0.40% with a cap of 7.50%                           5,650,855
     6,888,028  FNMA, Series 2003-43, Class LF, VRN, 2.96%,
                4/25/08, resets monthly off the 1-month LIBOR
                plus 0.35% with a cap of 8.00%                           6,832,813
     5,642,119  FNMA, Series 2004 W5, Class F1, VRN, 3.06%,
                4/25/08, resets monthly off the 1-month LIBOR
                plus 0.45% with a cap of 7.50%                           5,665,658
     3,967,189  FNMA, Series 2006-4, Class A SEQ, 6.00%, 11/25/22        4,054,677
    24,833,830  GMAC Commercial Mortgage Securities, Inc. STRIPS
                - COUPON, Series 2000 C3, Class X, VRN, 1.32%,
                4/1/08 (Acquired 2/22/02, Cost $1,708,296)(3)              618,437
    19,856,694  GMAC Commercial Mortgage Securities, Inc.,
                Series 2005 C1, Class A2 SEQ, 4.47%, 5/10/43            19,610,055
    13,438,632  GNMA, Series 2003-46, Class PA, 5.00%, 5/20/29          13,560,332
    14,564,488  GNMA, Series 2003-55, Class PG, 5.00%, 6/20/29          14,708,473

Principal Amount                                                             Value

   $13,155,000  Greenwich Capital Commercial Funding Corp.,
                Series 2005 GG3, Class A2 SEQ, 4.30%, 8/10/42         $ 12,985,248
     5,796,510  J.P. Morgan Mortgage Trust, Series 2004 A4,
                Class 2A2, 4.61%, 9/25/34                                5,488,732
    18,456,000  LB-UBS Commercial Mortgage Trust, Series 2003
                C3, Class A3 SEQ, 3.85%, 5/15/27                        17,611,601
    11,325,000  LB-UBS Commercial Mortgage Trust, Series 2004
                C1, Class A2 SEQ, 3.62%, 1/15/29                        11,149,904
    21,810,240  LB-UBS Commercial Mortgage Trust, Series 2005
                C2, Class A2 SEQ, 4.82%, 4/15/30                        21,670,437
    10,000,000  Merrill Lynch Mortgage Trust STRIPS - COUPON,
                Series 2006 C1, Class A2, VRN, 5.80%, 4/1/08             9,973,880
    10,000,000  Washington Mutual Mortgage Pass-Through
                Certificates, Series 2003 AR10, Class A7, 4.06%,
                10/25/33                                                 9,318,740
     6,341,048  Wells Fargo Mortgage Backed Securities Trust,
                Series 2007-11, Class A19 SEQ, 6.00%, 8/25/37            6,287,587
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS
(Cost $386,603,819)                                                    388,309,885
                                                                    --------------

U.S. Government Agency Securities -- 8.9%

    25,000,000  FHLB, 5.125%, 6/13/08(1)                                25,133,000
    44,000,000  FNMA, 5.375%, 8/15/09(1)                                45,876,908
    30,000,000  FNMA, 2.50%, 4/9/10                                     30,146,040
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $99,119,910)                                                     101,155,948
                                                                    --------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(2)- 5.8%

        30,184  FHLMC, 7.00%, 11/1/18                                       30,682
       315,777  FHLMC, 6.53%, 9/1/20                                       321,163
        55,413  FHLMC, 5.625%, 1/1/21                                       56,304
        69,278  FHLMC, 6.88%, 3/1/24                                        70,024
    11,956,023  FHLMC, 6.38%, 8/1/36(1)                                 12,358,917
     8,609,946  FHLMC, 6.80%, 8/1/36(1)                                  8,809,999
     4,779,351  FHLMC, 5.80%, 12/1/36(1)                                 4,897,592
        14,633  FNMA, 7.49%, 8/1/14                                         14,880
        46,397  FNMA, 6.875%, 4/1/16                                        46,889
        34,782  FNMA, 7.27%, 1/1/17                                         35,776

------

Short-Term Government

Principal Amount                                                             Value

     $ 231,331  FNMA, 7.41%, 5/1/17                                       $234,920
       111,341  FNMA, 6.67%, 7/1/17                                        111,792
        52,449  FNMA, 7.09%, 7/1/17                                         53,480
        21,916  FNMA, 6.25%, 2/1/18                                         22,512
        74,326  FNMA, 6.54%, 2/1/18                                         75,923
        67,114  FNMA, 6.83%, 5/1/18                                         68,494
        30,309  FNMA, 6.48%, 6/1/18                                         31,045
       291,050  FNMA, 6.54%, 9/1/19                                        293,971
       102,248  FNMA, 6.15%, 1/1/20                                        103,326
        34,878  FNMA, 7.24%, 3/1/21                                         35,631
        45,425  FNMA, 5.73%, 8/1/21                                         45,688
        19,910  FNMA, 6.81%, 5/1/22                                         20,777
        66,198  FNMA, 7.20%, 5/1/22                                         67,573
        19,789  FNMA, 6.94%, 1/1/23                                         20,272
         4,132  FNMA, 7.50%, 6/1/23                                          4,237
        56,790  FNMA, 6.95%, 8/1/23                                         58,063
       115,626  FNMA, 7.16%, 8/1/23                                        118,066
       904,827  FNMA, 6.58%, 5/1/25                                        935,246
        16,871  FNMA, 5.86%, 1/1/27                                         16,985
        11,303  FNMA, 7.07%, 1/1/27                                         11,757
        25,489  FNMA, 5.53%, 1/1/29                                         25,948
     2,744,528  FNMA, 5.29%, 3/1/33                                      2,780,531
     9,956,187  FNMA, 5.80%, 3/1/36                                     10,147,704
     7,366,989  FNMA, 6.49%, 5/1/36                                      7,611,316
     4,857,869  FNMA, 6.42%, 9/1/36                                      4,999,889
     5,198,173  FNMA, 6.45%, 9/1/36                                      5,382,672
     5,998,664  FNMA, 5.97%, 6/1/37                                      6,136,261
        20,001  GNMA, 6.375%, 5/20/17                                       20,476
        89,309  GNMA, 6.875%, 2/20/21                                       91,632
        33,392  GNMA, 5.625%, 11/20/21                                      33,661
           791  GNMA, 6.375%, 1/20/22                                          810
        22,663  GNMA, 6.125%, 8/20/26                                       23,075
                                                                    --------------
TOTAL ADJUSTABLE-RATE
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $65,829,855)                                                      66,225,959
                                                                    --------------

Asset-Backed Securities(2) -- 1.7%

       243,027  Ameriquest Mortgage Securities Inc., Series
                2003-8, Class AV2, VRN, 3.03%, 4/25/08, resets
                monthly off the 1-month LIBOR plus 0.43% with no
                caps                                                       209,557
     2,623,750  CNH Equipment Trust, Series 2005 B, Class A3
                SEQ, 4.27%, 1/15/10                                      2,629,132
    16,418,822  Ford Credit Auto Owner Trust, Series 2005 A,
                Class A4 SEQ, 3.72%, 10/15/09                           16,440,510
                                                                    --------------
TOTAL ASSET-BACKED SECURITIES
(Cost $19,285,437)                                                      19,279,199
                                                                    --------------

Principal Amount                                                             Value

Fixed-Rate U.S. Government Agency Mortgage-Backed Securities(2) -- 1.6%

   $ 2,575,174  FHLMC, 5.00%, 6/1/09                                   $ 2,617,383
     5,316,294  FHLMC, 5.00%, 7/1/09(1)                                  5,403,433
       123,531  FHLMC, 6.50%, 1/1/11                                       127,652
       212,285  FHLMC, 6.50%, 5/1/11                                       221,349
       243,324  FHLMC, 6.50%, 12/1/12                                      254,916
       702,118  FHLMC, 6.00%, 2/1/13                                       726,716
        40,758  FHLMC, 7.00%, 11/1/13                                       42,745
        36,686  FHLMC, 7.00%, 12/1/14                                       38,544
     1,384,529  FHLMC, 6.00%, 1/1/15                                     1,429,648
       527,450  FHLMC, 7.50%, 5/1/16                                       554,343
     1,442,451  FHLMC, 5.50%, 11/1/17                                    1,479,647
        24,433  FNMA, 8.00%, 5/1/12                                         25,733
     1,024,299  FNMA, 6.50%, 1/1/13                                      1,074,511
         9,408  FNMA, 6.50%, 3/1/13                                          9,870
       114,251  FNMA, 6.00%, 6/1/13                                        118,281
         9,560  FNMA, 6.50%, 6/1/13                                         10,038
        33,926  FNMA, 6.00%, 1/1/14                                         35,045
       289,605  FNMA, 6.00%, 7/1/14                                        299,221
       454,320  FNMA, 5.50%, 4/1/16                                        466,403
       560,918  FNMA, 7.00%, 5/1/32                                        596,253
       566,102  FNMA, 7.00%, 5/1/32                                        601,763
       234,075  FNMA, 7.00%, 6/1/32                                        249,078
       984,905  FNMA, 7.00%, 6/1/32                                      1,046,949
       434,363  FNMA, 7.00%, 8/1/32                                        461,726
         2,005  GNMA, 5.50%, 1/20/09                                         2,030
        23,861  GNMA, 9.00%, 12/20/16                                       25,983
        23,996  GNMA, 9.00%, 8/20/17                                        26,194
        19,460  GNMA, 9.50%, 11/20/19                                       21,676
                                                                    --------------
TOTAL FIXED-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $17,690,650)                                                      17,967,130
                                                                    --------------

Municipal Securities -- 1.3%

    13,695,000  City of Lincoln Electric System Rev., 5.25%,
                9/1/11, Prerefunded at 100% of Par(4)
(Cost $14,985,879)                                                      14,888,793
                                                                    --------------

Temporary Cash Investments -- 3.9%

    44,746,000  FNMA Discount Notes, 1.35%, 4/1/08(5)
(Cost $44,746,000)                                                      44,746,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.5%
(Cost $1,118,344,250)                                                1,132,555,313
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.5%                                     5,770,905
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,138,326,218
                                                                    ==============

------

Short-Term Government

Futures Contracts
                              Expiration      Underlying Face        Unrealized
    Contracts Purchased          Date         Amount at Value        Gain (Loss)

   2,263  U.S. Treasury
          2-Year Notes        June 2008         $485,767,094         $3,569,521
                                               ==============      ==============

                             Expiration       Underlying Face        Unrealized
      Contracts Sold            Date          Amount at Value        Gain (Loss)

   1,055  U.S. Treasury
          10-Year Notes       June 2008         $125,495,547        $(2,213,109)
                                               ==============      ==============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective March 31, 2008.

(1)  Security, or a portion thereof, has been segregated for futures contracts.

(2)  Final maturity indicated, unless otherwise noted.

(3)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2008, was $618,437, which represented 0.1% of total net assets.

(4)  Escrowed to maturity in U.S. government securities or state and local government securities.

(5)  The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                                                    Expenses Paid
                        Beginning                       During
                         Account        Ending        Period(1)       Annualized
                          Value      Account Value    10/1/07 -        Expense
                         10/1/07        3/31/08        3/31/08         Ratio(1)
Ginnie Mae

ACTUAL

Investor Class
(after waiver)(2)         $1,000       $1,053.50        $2.52           0.49%

Investor Class
(before waiver)           $1,000     $1,053.50(3)       $2.93           0.57%

Institutional
Class
(after waiver)(2)         $1,000       $1,054.50        $1.49           0.29%

Institutional
Class
(before waiver)           $1,000     $1,054.50(3)       $1.90           0.37%

Advisor Class
(after waiver)(2)         $1,000       $1,052.20        $3.80           0.74%

Advisor Class
(before waiver)           $1,000     $1,052.20(3)       $4.21           0.82%

R Class
(after waiver)(2)         $1,000       $1,050.90        $5.08           0.99%

R Class
(before waiver)           $1,000     $1,050.90(3)       $5.49           1.07%

HYPOTHETICAL

Investor Class
(after waiver)(2)         $1,000       $1,022.55        $2.48           0.49%

Investor Class
(before waiver)           $1,000       $1,022.15        $2.88           0.57%

Institutional
Class
(after waiver)(2)         $1,000       $1,023.55        $1.47           0.29%

Institutional
Class
(before waiver)           $1,000       $1,023.15        $1.87           0.37%

Advisor Class
(after waiver)(2)         $1,000       $1,021.30        $3.74           0.74%

Advisor Class
(before waiver)           $1,000       $1,020.90        $4.14           0.82%

R Class
(after waiver)(2)         $1,000       $1,020.05        $5.00           0.99%

R Class
(before waiver)           $1,000       $1,019.65        $5.40           1.07%

(1)  Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)  During the six months ended March 31, 2008, the investment advisor waived a portion of the class's management fee.

(3)  Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------

                                                    Expenses Paid
                       Beginning                       During
                        Account        Ending         Period(1)       Annualized
                         Value      Account Value     10/1/07 -        Expense
                        10/1/07        3/31/08         3/31/08         Ratio(1)
Government Bond

ACTUAL

Investor Class           $1,000       $1,075.90         $2.54           0.49%

Advisor Class            $1,000       $1,074.60         $3.84           0.74%

HYPOTHETICAL

Investor Class           $1,000       $1,022.55         $2.48           0.49%

Advisor Class            $1,000       $1,021.30         $3.74           0.74%

Inflation-Adjusted Bond

ACTUAL

Investor Class           $1,000       $1,103.90         $2.58           0.49%

Institutional Class      $1,000       $1,105.00         $1.53           0.29%

Advisor Class            $1,000       $1,101.80         $3.89           0.74%

HYPOTHETICAL

Investor Class           $1,000       $1,022.55         $2.48           0.49%

Institutional Class      $1,000       $1,023.55         $1.47           0.29%

Advisor Class            $1,000       $1,021.30         $3.74           0.74%

Short-Term Government

ACTUAL

Investor Class           $1,000       $1,045.20         $2.91           0.57%

Advisor Class            $1,000       $1,043.90         $4.19           0.82%

HYPOTHETICAL

Investor Class           $1,000       $1,022.15         $2.88           0.57%

Advisor Class            $1,000       $1,020.90         $4.14           0.82%

(1)  Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008
                                                                Inflation-Adjusted   Short-Term
                               Ginnie Mae   Government Bond           Bond           Government
ASSETS

Investment securities,
at
value (cost of
$1,642,763,428,
$867,695,969,
$1,442,083,102 and
$1,118,344,250,
respectively) --
including $--,
$154,411,453,
$222,464,400 and $-- of
securities on loan,
respectively               $1,654,411,130      $892,584,186   $1,533,572,466       $1,132,555,313

Investments made with
cash collateral
received for securities
on loan, at value (cost
of $--, $139,953,155,
$226,034,989 and
$--, respectively)                     --       139,953,155      226,034,989                   --
                           --------------    --------------   --------------       --------------
Total investment
securities, at
value (cost of
$1,642,763,428,
$1,007,649,124,
$1,668,118,091 and
$1,118,344,250,
respectively)               1,654,411,130     1,032,537,341    1,759,607,455        1,132,555,313

Cash                                   --         2,324,446        5,653,742                   --

Receivable for
investments sold                       --            63,106               --              362,506

Receivable for capital
shares sold                            --                --           44,003                   --

Receivable for
variation margin on
futures contracts                      --                --        1,262,885                   --

Unrealized appreciation
on
swap agreements                        --                --          987,490                   --

Interest receivable             6,136,905         3,881,292        7,517,520            6,352,911
                           --------------    --------------   --------------       --------------
                            1,660,548,035     1,038,806,185    1,775,073,095        1,139,270,730
                           --------------    --------------   --------------       --------------

LIABILITIES

Disbursements in excess
of demand deposit cash            314,701                --               --              261,665

Payable for collateral
received for securities
on loan                                --       139,953,155      226,034,989                   --

Payable for investments
purchased                     378,190,454       130,601,302               --                   --

Payable for variation
margin on futures
contracts                         180,281           112,661               --               16,206

Unrealized depreciation
on swap agreements                        --                --        1,241,055                --

Accrued management fees           521,263           306,821          583,604              598,823

Distribution and
service fees payable               19,977            21,579          101,433                6,709

Dividends payable                 623,246           194,770               --               61,109
                           --------------    --------------   --------------       --------------
                              379,849,922       271,190,288      227,961,081              944,512
                           --------------    --------------   --------------       --------------

NET ASSETS                 $1,280,698,113      $767,615,897   $1,547,112,014       $1,138,326,218
                           ==============    ==============   ==============       ==============

See Notes to Financial Statements.

------

MARCH 31, 2008
                                                               Inflation-Adjusted   Short-Term
                               Ginnie Mae   Government Bond           Bond          Government
NET ASSETS CONSIST OF:

Capital paid in            $1,324,514,884      $741,868,584   $1,467,016,487       $1,149,829,738

Undistributed net
investment income                      --                --        3,655,903                   --

Accumulated
undistributed net
realized gain (loss) on
investment transactions      (54,324,755)         1,219,795     (17,377,499)      (27,070,995)

Net unrealized
appreciation on
investments                    10,507,984        24,527,518       93,817,123        15,567,475
                           --------------    --------------   --------------    --------------
                           $1,280,698,113      $767,615,897   $1,547,112,014    $1,138,326,218
                           ==============    ==============   ==============    ==============

INVESTOR CLASS

Net assets                 $1,179,205,525      $662,104,050     $892,595,835    $1,105,947,268

Shares outstanding            113,344,887        59,927,567       76,146,637       114,580,120

Net asset value
per share                          $10.40            $11.05           $11.72             $9.65

INSTITUTIONAL CLASS

Net assets                     $6,143,404               N/A     $165,871,539               N/A

Shares outstanding                590,529               N/A       14,163,450               N/A

Net asset value
per share                          $10.40               N/A           $11.71               N/A

ADVISOR CLASS

Net assets                    $95,322,903      $105,511,847     $488,644,640       $32,378,950

Shares outstanding              9,162,411         9,549,943       41,759,259         3,354,579

Net asset value
per share                          $10.40            $11.05           $11.70             $9.65

R CLASS

Net assets                        $26,281               N/A              N/A               N/A

Shares outstanding                  2,526               N/A              N/A               N/A

Net asset value
per share                          $10.40               N/A              N/A               N/A

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008
                                                             Inflation-Adjusted     Short-Term
                               Ginnie Mae   Government Bond             Bond        Government
INVESTMENT INCOME (LOSS)

INCOME:

Interest                      $66,928,475       $29,952,702     $ 70,829,668       $49,074,903

Securities
lending, net                           --           603,202          795,146           753,274
                           --------------    --------------   --------------    --------------
                               66,928,475        30,555,904       71,624,814        49,828,177
                           --------------    --------------   --------------    --------------

EXPENSES:

Management fees                 7,123,254         2,929,067        4,982,815         5,833,234

Distribution fees:

 Advisor Class                     84,741            78,043          395,386            45,102

 C Class                           70,214                --               --                --

Service fees:

 Advisor Class                     84,741            78,043          395,386            45,102

 C Class                           23,405                --               --                --

Distribution and
service fees:

 Advisor Class                    131,857            74,607          587,773            24,936

 R Class                               64                --               --                --

Trustees' fees
and expenses                       48,972            22,506           42,925            38,015

Other expenses                      1,197               566            1,060               976
                           --------------    --------------   --------------    --------------
                                7,568,445         3,182,832        6,405,345         5,987,365
                           --------------    --------------   --------------    --------------
Amount waived                   (668,440)                --               --                --
                           --------------    --------------   --------------    --------------
                                6,900,005         3,182,832        6,405,345         5,987,365
                           --------------    --------------   --------------    --------------
NET INVESTMENT INCOME
(LOSS)                         60,028,470        27,373,072       65,219,469        43,840,812
                           --------------    --------------   --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN
(LOSS) ON:

Investment transactions         9,371,717         7,300,134      (1,418,978)         7,560,339

Futures and swaps
transactions                  (2,145,032)         4,976,637       10,710,180        10,538,909
                           --------------    --------------   --------------    --------------
                                7,226,685        12,276,771        9,291,202        18,099,248
                           --------------    --------------   --------------    --------------

CHANGE IN NET
UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                    24,992,186        25,431,988       76,554,286        14,359,380

Futures and swaps             (1,491,133)         (694,780)        1,477,988           591,807
                           --------------    --------------   --------------    --------------
                               23,501,053        24,737,208       78,032,274        14,951,187
                           --------------    --------------   --------------    --------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)         30,727,738        37,013,979       87,323,476        33,050,435
                           --------------    --------------   --------------    --------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS               $90,756,208       $64,387,051     $152,542,945       $76,891,247
                           ==============    ==============   ==============    ==============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007
                                                 Ginnie Mae                    Government Bond
Increase (Decrease) in
Net Assets                           2008              2007             2008              2007

OPERATIONS

Net investment income
(loss)                       $ 60,028,470      $ 63,629,308     $ 27,373,072      $ 24,339,194

Net realized
gain (loss)                     7,226,685         (639,909)       12,276,771       (2,450,302)

Change in net
unrealized appreciation
(depreciation)                 23,501,053         9,443,469       24,737,208         8,779,855
                           --------------    --------------   --------------    --------------
Net increase (decrease)
in net assets resulting
from operations                90,756,208        72,432,868       64,387,051        30,668,747
                           --------------    --------------   --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor Class              (57,813,145)      (62,687,520)     (24,999,483)      (22,829,044)

 Institutional Class            (106,601)                --               --                --

 Advisor Class                (3,988,215)       (3,498,765)      (2,522,752)       (1,723,161)

 C Class                        (372,915)         (666,093)               --                --

 R Class                            (559)                --               --                --
                           --------------    --------------   --------------    --------------
Decrease in net assets
from distributions           (62,281,435)      (66,852,378)     (27,522,235)      (24,552,205)
                           --------------    --------------   --------------    --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                 (70,865,135)     (154,481,199)      189,748,598      (31,006,816)
                           --------------    --------------   --------------    --------------

NET INCREASE (DECREASE)
IN
NET ASSETS                   (42,390,362)     (148,900,709)      226,613,414      (24,890,274)

NET ASSETS

Beginning of period         1,323,088,475     1,471,989,184      541,002,483       565,892,757
                           --------------    --------------   --------------    --------------
End of period              $1,280,698,113    $1,323,088,475     $767,615,897      $541,002,483
                           ==============    ==============   ==============    ==============

See Notes to Financial Statements.

------

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007
                                    Inflation-Adjusted Bond              Short-Term Government
Increase (Decrease) in
Net Assets                           2008              2007             2008              2007

OPERATIONS

Net investment income
(loss)                       $ 65,219,469      $ 46,570,855     $ 43,840,812      $ 40,810,178

Net realized
gain (loss)                     9,291,202      (20,816,240)       18,099,248       (3,693,964)

Change in net
unrealized appreciation
(depreciation)                 78,032,274        29,746,690       14,951,187         9,028,972
                           --------------    --------------   --------------    --------------
Net increase (decrease)
in net assets resulting
from operations               152,542,945        55,501,305       76,891,247        46,145,186
                           --------------    --------------   --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor Class              (33,985,965)      (24,434,292)     (43,042,945)      (39,977,283)

 Institutional Class          (7,477,589)       (3,566,060)               --                --

 Advisor Class               (20,054,534)      (18,570,503)      (1,121,139)       (1,211,741)

From return of capital:

 Investor Class                        --         (413,462)               --                --

 Advisor Class                         --         (961,991)               --                --
                           --------------    --------------   --------------    --------------
Decrease in net assets
from distributions           (61,518,088)      (47,946,308)     (44,164,084)      (41,189,024)
                           --------------    --------------   --------------    --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                  327,830,796     (254,482,568)      141,029,180        11,152,711
                           --------------    --------------   --------------    --------------

NET INCREASE (DECREASE)
IN NET ASSETS                 418,855,653     (246,927,571)      173,756,343        16,108,873

NET ASSETS

Beginning of period         1,128,256,361     1,375,183,932      964,569,875       948,461,002
                           --------------    --------------   --------------    --------------
End of period              $1,547,112,014    $1,128,256,361   $1,138,326,218      $964,569,875
                           ==============    ==============   ==============    ==============
Undistributed net
investment income              $3,655,903                --               --                --
                           ==============    ==============   ==============    ==============

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ginnie Mae Fund (Ginnie Mae), Government
Bond Fund (Government Bond), Inflation-Adjusted Bond Fund (Inflation-Adjusted),
and Short-Term Government Fund (Short-Term Government) (collectively, the funds)
are four funds in a series issued by the trust. The funds are diversified under the 1940 Act.

Ginnie Mae seeks high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates. In addition, Ginnie Mae may buy other U.S. government securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. Government Bond seeks high current income and pursues this objective by investing primarily in
U.S. government debt securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. Inflation-Adjusted seeks to provide total return and inflation protection consistent with investment in inflation-indexed securities primarily issued by the U.S. Treasury, by other U.S. government agencies and instrumentalities, and by other, non-U.S. government entities such as corporations. Short-Term Government seeks high current income while maintaining safety of principal. Short-Term Government pursues its objective by investing primarily in U.S. government securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. In addition, Short-Term Government may also invest in investment-grade debt securities, including debt securities of U.S. companies, and non-U.S. government mortgage-backed, asset-backed and other fixed-income securities. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Ginnie Mae is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the R Class. Prior to December 3,
2007, Ginnie Mae was authorized to issue the C Class (see Note 8). Government
Bond and Short-Term Government are authorized to issue the Investor Class and the Advisor Class. Inflation-Adjusted is authorized to issue the Investor Class, the Institutional Class, and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Ginnie Mae's
Institutional Class and R Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of Trustees or its designee if such fair value determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security has been declared in default; or trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

------

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income.
The income earned, net of any rebates or fees, is included in the Statement of
Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities.
Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

------

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for
Ginnie Mae, Government Bond and Short-Term Government are declared daily and paid monthly. Distributions from net investment income for Inflation-Adjusted are declared and paid quarterly. Prior to October 1, 2007, distributions from net investment income for Inflation-Adjusted were declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications.
The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

On July 27, 2007, the Advisor Class shareholders of Ginnie Mae and
Inflation-Adjusted approved a change to the class's fee structure. On August 24,
2007, the Advisor Class shareholders of Government Bond and Short-Term
Government approved a change to the class's fee structure. The change was approved by the Board of Trustees on December 8, 2006. The fee structure change was effective September 4, 2007 for Ginnie Mae and Inflation-Adjusted and
December 3, 2007 for Government Bond and Short-Term Government. The fee
structure change resulted in an increase of 0.25% in the unified management fee and a simultaneous decrease of 0.25% in the total distribution and service fee, resulting in no change to the total operating expense ratio of the class.

MANAGEMENT FEES -- The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the Investment Category
Fee for Ginnie Mae and Short-Term Government range from 0.2425% to 0.3600% and for Government Bond and Inflation-Adjusted range from 0.1625% to 0.2800%. The rates for the Complex Fee (Investor Class, Advisor Class, C Class and R Class)
for the funds range from 0.2500% to 0.3100%. The Institutional Class is 0.2000%
less at each point within the Complex Fee range. Prior to September 4, 2007, the
Advisor Class was 0.2500% less at each point within the Complex Fee range for
Ginnie Mae and Inflation-Adjusted. Prior to December 3, 2007, the Advisor Class
was 0.2500% less at each point within the Complex Fee range for Government Bond and Short-Term Government. Effective August 1, 2007, the investment advisor voluntarily agreed to waive 0.079% of its management fee for Ginnie Mae. The total amount of the waiver for the year ended March 31, 2008, was $617,265,
$1,671, $46,504, $2,990 and $10 for the Investor Class, Institutional Class,
Advisor Class, C Class and R Class, respectively.

------

The effective annual management fee for each class of each fund for the year ended March 31, 2008, was as follows:

                                    Investor   Institutional   Advisor       R

Ginnie Mae (before waiver)            0.57%        0.37%        0.47%      0.57%

Ginnie Mae (after waiver)             0.52%        0.29%        0.42%      0.49%

Government Bond                       0.49%         N/A         0.36%       N/A

Inflation-Adjusted                    0.49%        0.29%        0.38%       N/A

Short-Term Government                 0.57%         N/A         0.40%       N/A

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the
Advisor Class, C Class and R Class (collectively, the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay
American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R
Class will pay ACIS an annual distribution and service fee of 0.50%. Prior to
September 4, 2007, the Board of Trustees had adopted a Master Distribution and
Shareholder Services Plan for the Advisor Class of Ginnie Mae and
Inflation-Adjusted, pursuant to Rule 12b-1 of the 1940 Act, which provided that the Advisor Class would pay ACIS an annual distribution fee of 0.25% and service fee of 0.25%. Prior to December 3, 2007, the Board of Trustees had adopted a
Master Distribution and Shareholder Services Plan for the Advisor Class of
Government Bond and Short-Term Government, pursuant to Rule 12b-1 of the 1940
Act, which provided that the Advisor Class would pay ACIS an annual distribution fee of 0.25% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for
Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R
Class shares. Fees incurred under the plans during the year ended March 31,
2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century
Services, LLC. An officer and an interested director of these entities are officers and directors of unrelated entities and those unrelated entities own
43% of the shares of Short-Term Government.

The funds have a securities lending agreement with JPMorgan Chase Bank (JPMCB).
Prior to December 12, 2007, the funds had a bank line of credit agreement JPMCB.
JPMCB is a custodian of the funds and a wholly owned subsidiary of JP Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
March 31, 2008, were as follows:

                                                                             Short-Term
                            Ginnie Mae  Government Bond  Inflation-Adjusted  Government
PURCHASES

U.S. Treasury &
Government Agency
Obligations             $4,698,387,385   $1,596,123,417   $584,260,255   $1,209,912,935

Investment
securities other
than U.S. Treasury &
Government Agency
Obligations                         --         $748,014    $33,137,109      $64,514,258

PROCEEDS FROM SALES

U.S. Treasury &
Government Agency
Obligations             $4,777,855,661   $1,367,372,160   $316,519,331   $1,166,795,626

Investment
securities other
than U.S. Treasury &
Government Agency
Obligations                         --          $88,559    $57,899,763      $35,724,503

------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                            Year ended March 31, 2008(1)         Year ended March 31, 2007
                                 Shares           Amount            Shares          Amount
Ginnie Mae

INVESTOR CLASS

Sold                         12,040,291    $ 122,889,655        12,154,179   $ 122,839,152

Issued in
reinvestment of
distributions                 4,830,929       49,260,584         5,206,146      52,577,926

Redeemed                   (23,500,177)    (238,953,395)      (34,023,092)   (342,841,001)
                         --------------   --------------    --------------  --------------
                            (6,628,957)     (66,803,156)      (16,662,767)   (167,423,923)
                         --------------   --------------    --------------  --------------
INSTITUTIONAL CLASS

Sold                            603,792        6,189,083               N/A

Issued in
reinvestment of
distributions                    10,096          104,885

Redeemed                       (23,359)        (241,514)
                         --------------   --------------    --------------  --------------
                                590,529        6,052,454
                         --------------   --------------    --------------  --------------
ADVISOR CLASS

Sold                          3,665,454       37,424,219         3,986,459      40,301,084

Issued in connection
with reclassification
(Note 8)                        616,398        6,366,954                --              --

Issued in
reinvestment of
distributions                   266,216        2,715,213           267,582       2,703,588

Redeemed                    (3,843,011)     (39,232,541)       (3,112,632)    (31,356,322)
                         --------------   --------------    --------------  --------------
                                705,057        7,273,845         1,141,409      11,648,350
                         --------------   --------------    --------------  --------------
C CLASS

Sold                             38,155          386,577           357,152       3,602,504

Issued in
reinvestment of
distributions                    31,753          319,714            63,045         637,067

Redeemed in
connection with
reclassification
(Note 8)                      (616,398)      (6,366,954)                --              --

Redeemed                    (1,161,216)     (11,753,154)         (291,382)     (2,945,197)
                         --------------   --------------    --------------  --------------
                            (1,707,706)     (17,413,817)           128,815       1,294,374
                         --------------   --------------    --------------  --------------
R CLASS

Sold                              2,473           24,988               N/A

Issued in
reinvestment of
distributions                        53              551
                         --------------   --------------    --------------  --------------
                                  2,526           25,539
                         --------------   --------------    --------------  --------------
Net increase
(decrease)                  (7,038,551)   $ (70,865,135)      (15,392,543)  $(154,481,199)
                         ==============   ==============    ==============  ==============

Government Bond

INVESTOR CLASS

Sold                         26,538,987    $ 282,961,488         9,691,407   $ 100,632,759

Issued in
reinvestment of
distributions                 2,164,845       22,978,888         1,972,482      20,457,036

Redeemed                   (16,647,809)    (176,824,621)      (14,583,174)   (150,993,559)
                         --------------   --------------    --------------  --------------
                             12,056,023      129,115,755       (2,919,285)    (29,903,764)
                         --------------   --------------    --------------  --------------
ADVISOR CLASS

Sold                          7,922,901       84,808,627         1,345,067      13,970,111

Issued in
reinvestment of
distributions                   186,444        1,986,555           157,771       1,636,301

Redeemed                    (2,450,824)     (26,162,339)       (1,613,827)    (16,709,464)
                         --------------   --------------    --------------  --------------
                              5,658,521       60,632,843         (110,989)     (1,103,052)
                         --------------   --------------    --------------  --------------
Net increase
(decrease)                   17,714,544    $ 189,748,598       (3,030,274)  $ (31,006,816)
                         ==============   ==============    ==============  ==============

(1)  September 28, 2007 (commencement of sale) through March 31, 2008 for the
     Institutional Class and the R Class of Ginnie Mae.

------

                               Year ended March 31, 2008         Year ended March 31, 2007
                                 Shares           Amount            Shares          Amount
Inflation-Adjusted

INVESTOR CLASS

Sold                         45,189,675    $ 511,117,147        16,741,880   $ 178,571,390

Issued in
reinvestment of
distributions                 2,363,258       25,900,406         1,696,384      18,087,720

Redeemed                   (25,956,661)    (284,928,103)      (29,525,746)   (314,817,958)
                         --------------   --------------    --------------  --------------
                             21,596,272      252,089,450      (11,087,482)   (118,158,848)
                         --------------   --------------    --------------  --------------
INSTITUTIONAL CLASS

Sold                          6,285,842       69,645,632         6,097,729      65,039,321

Issued in
reinvestment of
distributions                   484,844        5,289,594           243,437       2,598,155

Redeemed                    (3,539,847)     (39,262,951)       (3,036,972)    (32,459,122)
                         --------------   --------------    --------------  --------------
                              3,230,839       35,672,275         3,304,194      35,178,354
                         --------------   --------------    --------------  --------------
ADVISOR CLASS

Sold                         19,728,802      222,750,562        12,000,398     127,989,156

Issued in
reinvestment of
distributions                 1,762,357       19,175,429         1,735,480      18,484,497

Redeemed                   (18,544,928)    (201,856,920)      (29,825,709)   (317,975,727)
                         --------------   --------------    --------------  --------------
                              2,946,231       40,069,071      (16,089,831)   (171,502,074)
                         --------------   --------------    --------------  --------------
Net increase
(decrease)                   27,773,342    $ 327,830,796      (23,873,119)  $(254,482,568)
                         ==============   ==============    ==============  ==============

Short-Term Government

INVESTOR CLASS

Sold                         43,538,823    $ 413,115,547        21,123,470   $ 197,185,357

Issued in
reinvestment of
distributions                 4,428,016       41,891,320         4,137,005      38,631,531

Redeemed                   (33,374,658)    (317,997,836)      (23,884,477)   (222,896,608)
                         --------------   --------------    --------------  --------------
                             14,592,181      137,009,031         1,375,998      12,920,280
                         --------------   --------------    --------------  --------------
ADVISOR CLASS

Sold                          1,447,952       13,767,726         1,086,892      10,145,937

Issued in
reinvestment of
distributions                   118,282        1,117,841           129,215       1,206,560

Redeemed                    (1,150,476)     (10,865,418)       (1,405,842)    (13,120,066)
                         --------------   --------------    --------------  --------------
                                415,758        4,020,149         (189,735)     (1,767,569)
                         --------------   --------------    --------------  --------------
Net increase
(decrease)                   15,007,939    $ 141,029,180         1,186,263    $ 11,152,711
                         ==============   ==============    ==============  ==============

5. SECURITIES LENDING

As of March 31, 2008, securities in Government Bond and Inflation-Adjusted valued at $154,411,453 and $222,464,400, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. As of March 31, 2008,
Ginnie Mae and Short-Term Government did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received for
Government Bond and Inflation-Adjusted, at this date, was $157,510,408 and
$226,034,989, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

------

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal
Funds rate plus 0.40%. The funds did not borrow from the line during the year ended March 31, 2008.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended March 31, 2008 and March 31, 2007 were as follows:

                                           Ginnie Mae              Government Bond
                                  2008           2007           2008          2007
DISTRIBUTIONS PAID FROM

Ordinary income            $62,281,435    $66,852,378    $27,522,235   $24,552,205

Long-term
capital gains                       --             --             --            --

                                   Inflation-Adjusted        Short-Term Government
                                  2008           2007           2008          2007
DISTRIBUTIONS PAID FROM

Ordinary income            $61,518,088    $46,570,855    $44,164,084   $41,189,024

Long-term
capital gains                       --             --             --            --

Return of capital                   --     $1,375,453             --            --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which reflect character differences primarily related to federal income tax treatment of paydown losses and income, expense and gain
(loss) settlements on swap agreements, were as follows:

                                                                                Short-Term
                             Ginnie Mae    Government Bond  Inflation-Adjusted  Government

Capital paid in            $(2,444,411)             --         $(45,478)                --

Undistributed net
investment income          $ 2,258,045       $ 149,163         $ 45,478          $ 323,272

Accumulated
undistributed net
realized gain (loss)          $186,366       $(274,185)              --          $(323,272)

Net unrealized
appreciation                        --       $ 125,022               --                 --

------

As of March 31, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                                             Short-Term
                          Ginnie Mae  Government Bond  Inflation-Adjusted    Government
Federal tax cost
of investments        $1,643,100,491   $1,007,910,954   $1,672,669,881   $1,118,595,800
                      ==============   ==============   ==============   ==============
Gross tax
appreciation of
investments              $14,368,477      $25,663,422      $93,075,882      $16,442,205

Gross tax
depreciation of
investments              (3,057,838)      (1,037,035)      (6,138,308)      (2,482,692)
                      --------------   --------------   --------------   --------------
Net tax
appreciation
(depreciation) of
investments              $11,310,639      $24,626,387      $86,937,574      $13,959,513
                      ==============   ==============   ==============   ==============
Net tax
appreciation
(depreciation) on
derivatives                       --               --       $(253,565)               --
                      --------------   --------------   --------------   --------------
Net tax
appreciation
(depreciation)           $11,310,639      $24,626,387      $86,684,009      $13,959,513
                      ==============   ==============   ==============   ==============
Undistributed
ordinary income               $5,080               --       $3,655,903               --

Accumulated
long-term gains                   --       $1,120,926               --               --

Accumulated
capital losses         $(52,759,426)               --    $(10,244,385)    $(25,463,033)

Capital loss
deferral                $(2,373,064)               --               --               --

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                        2009   2010         2011            2012            2013            2014            2015

Ginnie Mae        $(255,936)     --   $(285,414)   $(22,063,924)   $(11,922,927)   $(10,878,793)    $(7,352,432)

Inflation-Adjusted        --     --           --              --              --              --   $(10,244,385)

Short-Term
Government      $(2,235,685)     --           --              --    $(8,188,381)    $(7,433,319)    $(7,605,648)

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. CORPORATE EVENT

On December 8, 2006, the Board of Trustees approved a reclassification of C
Class shares of Ginnie Mae into Advisor Class shares. The reclassification was effective December 3, 2007.

------

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of
FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------

FINANCIAL HIGHLIGHTS
Ginnie Mae

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                           2008         2007        2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                   $10.17       $10.11      $10.34       $10.61       $10.85
                       --------     --------    --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(1)                 0.48         0.48        0.43         0.37         0.29

 Net Realized
 and
 Unrealized
 Gain (Loss)               0.25         0.08      (0.18)       (0.15)       (0.04)
                       --------     --------    --------     --------     --------
 Total From
 Investment
 Operations                0.73         0.56        0.25         0.22         0.25
                       --------     --------    --------     --------     --------
Distributions

 From Net
 Investment
 Income                  (0.50)       (0.50)      (0.48)       (0.49)       (0.49)
                       --------     --------    --------     --------     --------
Net Asset Value,
End of Period            $10.40       $10.17      $10.11       $10.34       $10.61
                       ========     ========    ========     ========     ========
TOTAL RETURN(2)           7.39%        5.69%       2.47%        2.11%        2.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average
Net Assets             0.52%(3)        0.57%       0.57%        0.58%        0.59%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             4.73%(3)        4.71%       4.15%        3.58%        2.77%

Portfolio
Turnover Rate              338%         410%        315%         315%         356%

Net Assets, End
of Period (in
thousands)           $1,179,206   $1,219,743  $1,382,022   $1,482,999   $1,676,815

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Effective August 1, 2007, the investment advisor voluntarily agreed to waive a portion of its management fee. Had fees not been waived, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 0.57% and 4.68%, respectively.

See Notes to Financial Statements.

------

Ginnie Mae

Institutional Class
For a Share Outstanding Throughout the Period Indicated
                                                                           2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                        $10.11
                                                                          --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                              0.25

 Net Realized and Unrealized Gain (Loss)                                      0.30
                                                                          --------
 Total From Investment Operations                                             0.55
                                                                          --------
Distributions

 From Net Investment Income                                                  (0.26)
                                                                          --------
Net Asset Value, End of Period                                              $10.40
                                                                          ========

TOTAL RETURN(3)                                                               5.45%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                      0.29%(4)(5)

Ratio of Net Investment Income (Loss) to Average Net Assets            4.86%(4)(5)

Portfolio Turnover Rate                                                    338%(6)

Net Assets, End of Period (in thousands)                                    $6,143

(1)  September 28, 2007 (commencement of sale) through March 31, 2008.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Effective August 1, 2007, the investment advisor voluntarily agreed to waive a portion of its management fee. Had fees not been waived, the annualized ratio of operating expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 0.37% and 4.78%, respectively.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

------

Ginnie Mae

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $10.17     $10.11    $10.34     $10.61     $10.85
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.46       0.45      0.40       0.35       0.27

 Net Realized and
 Unrealized Gain (Loss)            0.24       0.08    (0.17)     (0.16)     (0.04)
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             0.70       0.53      0.23       0.19       0.23
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.47)     (0.47)    (0.46)     (0.46)     (0.47)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $10.40     $10.17    $10.11     $10.34     $10.61
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                   7.12%      5.42%     2.22%      1.85%      2.18%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                     0.77%(3)      0.82%     0.82%      0.83%      0.84%

Ratio of Net Investment
Income (Loss) to
Average Net Assets             4.48%(3)      4.46%     3.90%      3.33%      2.52%

Portfolio Turnover Rate            338%       410%      315%       315%       356%

Net Assets, End of Period
(in thousands)                  $95,323    $85,984   $73,998    $72,571    $61,288

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3)  Effective August 1, 2007, the investment advisor voluntarily agreed to waive a portion of its management fee. Had fees not been waived, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 0.82% and 4.43%, respectively.

See Notes to Financial Statements.

------

Ginnie Mae

R Class
For a Share Outstanding Throughout the Period Indicated
                                                                           2008(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                                        $10.11
                                                                          --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                                              0.22

 Net Realized and Unrealized Gain (Loss)                                      0.29
                                                                          --------
 Total From Investment Operations                                             0.51
                                                                          --------
Distributions

 From Net Investment Income                                                  (0.22)
                                                                          --------
Net Asset Value, End of Period                                              $10.40
                                                                          ========

TOTAL RETURN(3)                                                              5.09%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                      0.99%(4)(5)

Ratio of Net Investment Income (Loss) to Average Net Assets            4.19%(4)(5)

Portfolio Turnover Rate                                                    338%(6)

Net Assets, End of Period (in thousands)                                       $26

(1)  September 28, 2007 (commencement of sale) through March 31, 2008.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Effective August 1, 2007, the investment advisor voluntarily agreed to waive a portion of its management fee. Had fees not been waived, the annualized ratio of operating expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.07% and 4.11%, respectively.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

------

Government Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.45     $10.33    $10.52     $10.93     $11.25
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.47       0.48      0.42       0.29       0.28

 Net Realized and
 Unrealized Gain (Loss)            0.60       0.12    (0.19)     (0.24)      (0.02)
                               --------   --------  --------   --------    --------
 Total From
 Investment Operations             1.07       0.60      0.23       0.05       0.26
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.47)     (0.48)    (0.42)     (0.30)      (0.29)

 From Net Realized Gains             --         --        --     (0.16)      (0.29)
                               --------   --------  --------   --------    --------
 Total Distributions             (0.47)     (0.48)    (0.42)     (0.46)      (0.58)
                               --------   --------  --------   --------    --------
Net Asset Value,
End of Period                    $11.05     $10.45    $10.33     $10.52     $10.93
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                  10.58%      5.95%     2.17%      0.50%      2.42%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.49%      0.49%     0.49%      0.50%      0.51%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                4.45%      4.60%     3.94%      2.70%      2.56%

Portfolio Turnover Rate            239%       319%      416%       553%       376%

Net Assets, End of Period
(in thousands)                 $662,104   $500,331  $524,557   $438,997   $468,052

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Government Bond

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $10.45     $10.33    $10.52     $10.93     $11.25
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.44       0.45      0.39       0.26       0.25

 Net Realized and
 Unrealized Gain (Loss)            0.61       0.12    (0.19)     (0.24)     (0.02)
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             1.05       0.57      0.20       0.02       0.23
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.45)     (0.45)    (0.39)     (0.27)     (0.26)

 From Net Realized Gains             --         --        --     (0.16)     (0.29)
                               --------   --------  --------   --------   --------
 Total Distributions             (0.45)     (0.45)    (0.39)     (0.43)     (0.55)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $11.05     $10.45    $10.33     $10.52     $10.93
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                  10.31%      5.69%     1.91%      0.25%      2.16%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.74%      0.74%     0.74%      0.75%      0.76%

Ratio of Net Investment
Income (Loss) to
Average
Net Assets                        4.20%      4.35%     3.69%      2.45%      2.31%

Portfolio Turnover Rate            239%       319%      416%       553%       376%

Net Assets, End of Period
(in thousands)                 $105,512    $40,671   $41,336    $48,674    $45,136

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Inflation-Adjusted Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.83     $10.73    $11.25     $11.45     $10.86
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.62       0.38      0.56       0.45       0.39

 Net Realized and
 Unrealized Gain (Loss)            0.85       0.11    (0.49)     (0.17)       0.67
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             1.47       0.49      0.07       0.28       1.06
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.58)     (0.38)    (0.56)     (0.45)     (0.39)

 From Net Realized Gains             --         --    (0.03)     (0.03)     (0.08)

 From Return of Capital              --     (0.01)        --         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.58)     (0.39)    (0.59)     (0.48)     (0.47)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $11.72     $10.83    $10.73     $11.25     $11.45
                               ========   ========  ========   ========   ========

TOTAL RETURN(1)                  14.08%      4.71%     0.56%      2.57%     10.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.49%      0.49%     0.49%      0.50%      0.50%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                5.66%      3.79%     4.85%      3.77%      3.50%

Portfolio Turnover Rate             33%        32%       27%        68%        54%

Net Assets, End of Period
(in thousands)                 $892,596   $590,530  $704,447   $646,214   $483,353

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Inflation-Adjusted Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $10.82     $10.73    $11.25     $11.45     $10.86
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.64       0.42      0.58       0.47       0.41

 Net Realized and
 Unrealized Gain (Loss)            0.85       0.09    (0.49)     (0.17)       0.67
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             1.49       0.51      0.09       0.30       1.08
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.60)     (0.42)    (0.58)     (0.47)     (0.41)

 From Net Realized Gains             --         --    (0.03)     (0.03)     (0.08)
                               --------   --------  --------   --------   --------
 Total Distributions             (0.60)     (0.42)    (0.61)     (0.50)     (0.49)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $11.71     $10.82    $10.73     $11.25     $11.45
                               ========   ========  ========   ========   ========

TOTAL RETURN(1)                  14.31%      4.92%     0.77%      2.77%     10.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.29%      0.29%     0.29%      0.30%      0.30%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                5.86%      3.99%     5.05%      3.97%      3.70%

Portfolio Turnover Rate             33%        32%       27%        68%        54%

Net Assets, End of Period
(in thousands)                 $165,872   $118,250   $81,860    $65,058    $56,103

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Inflation-Adjusted Bond

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $10.81     $10.73    $11.25     $11.45     $10.86
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)                     0.60       0.36      0.54       0.42       0.36

 Net Realized and
 Unrealized Gain (Loss)            0.84       0.10    (0.49)     (0.17)       0.67
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             1.44       0.46      0.05       0.25       1.03
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.55)     (0.36)    (0.54)     (0.42)     (0.36)

 From Net Realized Gains             --         --    (0.03)     (0.03)     (0.08)

 From Return of Capital              --     (0.02)        --         --         --
                               --------   --------  --------   --------   --------
 Total Distributions             (0.55)     (0.38)    (0.57)     (0.45)     (0.44)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                    $11.70     $10.81    $10.73     $11.25     $11.45
                               ========   ========  ========   ========   ========

TOTAL RETURN(1)                  13.83%      4.37%     0.37%      2.33%      9.78%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.74%      0.74%     0.74%      0.75%      0.75%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                5.41%      3.54%     4.60%      3.52%      3.25%

Portfolio Turnover Rate             33%        32%       27%        68%        54%

Net Assets, End of Period
(in thousands)                 $488,645   $419,477  $588,877   $295,129   $109,053

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Short-Term Government

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $9.37      $9.32     $9.44      $9.66      $9.69
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.40       0.40      0.32       0.19       0.15

 Net Realized and
 Unrealized
 Gain (Loss)                       0.29       0.06    (0.11)     (0.21)     (0.02)
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             0.69       0.46      0.21     (0.02)       0.13
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.41)     (0.41)    (0.33)     (0.20)     (0.16)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $9.65      $9.37     $9.32      $9.44      $9.66
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                   7.50%      5.02%     2.22%    (0.16)%      1.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                            0.57%      0.57%     0.57%      0.58%      0.59%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        4.23%      4.34%     3.41%      2.04%      1.54%

Portfolio
Turnover Rate                      148%       210%      292%       283%       232%

Net Assets, End of Period
(in thousands)               $1,105,947   $937,029  $919,295   $928,460   $996,677

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

Short-Term Government

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $9.37      $9.32     $9.44      $9.66      $9.69
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.38       0.38      0.29       0.17       0.13

 Net Realized and
 Unrealized Gain (Loss)            0.28       0.05    (0.11)     (0.21)     (0.02)
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations             0.66       0.43      0.18     (0.04)       0.11
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.38)     (0.38)    (0.30)     (0.18)     (0.14)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $9.65      $9.37     $9.32      $9.44      $9.66
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                   7.23%      4.76%     1.96%    (0.41)%      1.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        0.82%      0.82%     0.82%      0.83%      0.84%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                3.98%      4.09%     3.16%      1.79%      1.29%

Portfolio Turnover Rate            148%       210%      292%       283%       232%

Net Assets, End of Period
(in thousands)                  $32,379    $27,541   $29,166    $43,431    $47,135

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Government Income Trust and Shareholders
of the Ginnie Mae Fund, the Government Bond Fund, the Inflation-Adjusted Bond
Fund, and the Short-Term Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ginnie Mae Fund, the Government
Bond Fund, the Inflation-Adjusted Bond Fund, and the Short-Term Government Fund
(four of the five funds comprising the American Century Government Income Trust, hereafter referred to as the "Funds") at March 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2008

------

MANAGEMENT

The individuals listed below serve as trustees or officers of the funds. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are "interested"
primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM or the advisor); the funds' principal underwriter, American Century Investment Services, Inc. (ACIS);
and the funds' transfer agent, American Century Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American Century
Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM, or American Century Global Investment Management, Inc.
(ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Trustee and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM, ACGIM,
ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 105
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------

INDEPENDENT TRUSTEES

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Trustee (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUNDS: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to present);
Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of
Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUNDS: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director,
ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February 2000
to present); and Controller, various American Century Investments funds (1997 to
September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' trustees and is available without charge, upon request, by calling 1-800-345-2021.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG Bond
Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP GNMA INDEX is a market-capitalization-weighted index of 15- and
30-year fixed-rate securities backed by mortgage pools of the Government
National Mortgage Association (GNMA).

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP TREASURY/MORTGAGE INDEX is comprised of US Treasury securities with an amount outstanding of at least $1 billion, and mortgage-backed securities with an aggregate amount outstanding per coupon of at least $5 billion and an aggregate amount outstanding per origination year of at least
$500 million. Both the US Treasury and the mortgage-backed securities included in the index must have a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt securities issued by corporations domiciled in the
United States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)(SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

The CITIGROUP US TREASURY/AGENCY 1- TO 3-YEAR INDEX is a
market-capitalization-weighted index that includes fixed-rate US Treasury and government agency issues with maturities between one and three years.

------

NOTES

------

NOTES

------

NOTES

------

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . .        1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . .        1-800-345-2021 or
                                                              816-531-5575
BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . .        1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . .        1-800-634-4113

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60041S

[front cover]

ANNUAL REPORT
MARCH 31, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

CAPITAL PRESERVATION FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor,

At American Century Investments®, we are committed to helping you reach your financial goals. Your success is the ultimate measure of our performance.
That's why we focus on achieving superior investment results and building long-term relationships with investors like you.

Part of that relationship is to clearly communicate investment results and what influenced them. To help you monitor your investment with us, we take pride in providing you with the annual report for the American Century®
Capital Preservation Fund for the 12 months ended March 31, 2008. We also recommend our website, americancentury.com, where we provide company news, quarterly portfolio commentaries, investment views, and other useful information about portfolio strategy, personal finance, government policy, and the markets.

As noted on the website, 2008 marks our 50th year. Since 1958, we've worked for you with integrity, always striving to make wise decisions with your interests as our guide. Fifty years also means that we've met the challenges of previous recessionary cycles. As we've crossed those hurdles and earned your trust, our assets under management have grown to close to $100 billion, putting us in the top 5% of our industry. This growth has given us the resources to offer a wide array of financial products and services, including a well-diversified line-up of portfolios that provide you with many choices in these turbulent times.

Our investment discipline and integrity are important features of our portfolios. For example, our fixed-income investment team anticipated the current credit squeeze. Instead of chasing higher yields and adding leveraged exposure as the credit bubble inflated, the team minimized our portfolios'
direct exposure to subprime-related debt, preserving investors' hard-earned capital. The team also positioned the portfolios to capitalize on opportunities, including attractive high-quality securities discarded by investors with liquidity needs.

We'll continue to work hard to earn your trust. Thank you for your continued
support.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . .      2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . .      2

CAPITAL PRESERVATION

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed-Income

VOLATILITY REIGNED

The 12 months ended March 31, 2008, saw widely divergent bond returns as market volatility surged in the wake of the subprime credit crisis. Credit woes spread across the financial system, affecting banks, brokers, bond insurers, hedge funds, and other big, institutional players important for the functioning of the markets. This led to risk aversion that colored the return picture for assets ranging from the riskiest high-yield bonds to even some of the highest-quality money market securities.

The subprime meltdown had direct economic effects as well, weighing on consumer spending and confidence, leading many economists to suggest that the economy is already in recession. But even as growth slowed, higher commodity prices (led by oil) meant rising inflation. The government consumer price index (CPI) rose 4% during the reporting period.

The Federal Reserve (the Fed) took a series of extraordinary steps, slashing interest rates and acting as a lender of last resort not only for banks, but also major brokers. For the year, the federal funds rate target declined from
5.25% to 2.25%.

TREASURY BONDS RULED ROOST

The volatility, credit, and liquidity concerns in the market all favored
Treasury securities over higher-yielding, lower-quality alternatives (see the returns table). Inflation-linked bonds -- particularly Treasury inflation-indexed securities -- performed best because of their combination of high quality and inflation protection. Meanwhile, risky corporate high-yield bonds posted negative returns.

RATES FELL, CURVE STEEPENED

Against this backdrop, Treasury yields declined. The yield on the two-year
Treasury note tumbled from 4.58% to 1.59%, while yields on longer-term notes and bonds fell less. That's because investors worried about the potential long-term inflation effects of Fed rate cuts, high energy and commodity prices, and a weaker dollar. As a result, the yield curve fell and steepened
-- the difference in yield between two- and 10-year Treasury securities increased sharply from seven to 182 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2008

TREASURY SECURITIES
3-Month Bill                                 4.81%

2-Year Note                                  9.39%

5-Year Note                                 14.37%

10-Year Note                                14.35%

30-Year Bond                                13.86%

CITIGROUP U.S. BOND MARKET INDICES
High-Yield Market (corporate)               -3.58%

Credit (investment-grade corporate)          4.41%

Mortgage (mortgage-backed)                   7.95%

Broad Investment-Grade (multi-sector)        8.41%

Agency                                      10.37%

Treasury                                    12.24%

Inflation-Linked Securities                 14.64%

------
2

PERFORMANCE
Capital Preservation

Total Returns as of March 31, 2008
                                         Average Annual Returns
                                                            Since     Inception
                            1 year   5 years   10 years   Inception     Date

INVESTOR CLASS              3.90%     2.64%      3.22%      4.72%     10/13/72

90-DAY U.S. TREASURY
BILL INDEX(1)               3.69%     2.95%      3.43%     6.13%(2)      --

LIPPER U.S. TREASURY
MONEY MARKET FUNDS
AVERAGE RETURN(1)           3.49%     2.36%      2.98%     5.75%(3)      --

Fund's Lipper Ranking
Among U.S. Treasury
Money Market Funds(1)      5 of 82   9 of 71    8 of 50   1 of 1(3)      --

(1)  Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
     rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

     Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

     Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

     The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(2)  Since 9/30/72, the date nearest the Investor Class's inception for which data are available.

(3)  Since 10/31/72, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
3

PORTFOLIO COMMENTARY
Capital Preservation

Lead Portfolio Manager: Lynn Paschen
Macro Strategy Team Representative: Steven Permut

PERFORMANCE SUMMARY

Capital Preservation returned 3.90% for the 12 months ended March 31, 2008, surpassing the 3.49% average return of the 82 funds in Lipper Inc.'s U.S.
Treasury Money Market Funds category. The portfolio's return for the reporting period ranked in the top 7% of the Lipper category, and its five- and 10-year returns were in the top 13% and 16%, respectively, of the Lipper group (see the previous page).

FED POLICY CHANGED TO RAPID RATE REDUCTION

In the first half of the reporting period, a lingering threat of inflation and strong economic growth kept the Federal Reserve (the Fed) on hold and the fed funds target rate at 5.25%. Despite increasing threats to economic growth from the housing market slump, rising mortgage delinquencies, and high energy prices, the Fed continued to view inflation as a bigger concern than recession.

In late July 2007, credit and liquidity concerns stemming from a meltdown in the subprime mortgage market took hold of the financial markets. Originally, the problems were confined to the taxable bond market, but the contagion quickly spread to the asset-backed segment of the money market and eventually to the municipal securities market. The credit crisis sent investors fleeing to the relative safety of U.S. Treasury securities. At the same time, U.S.
economic growth prospects tumbled, prompting a marked change in Fed strategy.
Reversing a long anti-inflation stance, the Fed indicated the present danger of recession had surmounted that of inflation, despite the soaring costs of oil and other commodities.

Between September 18, 2007, and March 18, 2008, the Fed slashed the fed funds target by three full percentage points, to 2.25%, to help counter the effects of the housing market downturn and waning consumer and investor confidence. In addition, in late 2007 the Fed established a temporary Term Auction Facility to address the elevated pressures in the short-term funding markets. Then, following the near-collapse of investment bank Bear Stearns in March 2008, the
Fed took extraordinary measures to stabilize the financial markets, launching two new liquidity-enhancement programs for broker/dealers and loosening its collateral requirements.

The Fed's easing campaign, combined with a widespread flight to quality by investors, sparked a strong rally in the Treasury market. The yield on the three-month Treasury bill plunged 3.7 percentage points during the reporting period, from 5.03% to 1.33%.

------
4

Capital Preservation

PORTFOLIO STRATEGY

Reflecting the steep decline in government money market yields, Capital
Preservation's seven-day current yield fell from 4.67% to 1.84% during the
12-month period. Yields on the three-month Treasury bill and overnight repurchase agreements fell to historic lows of 0.57% and 0.20%, respectively, in mid-March, as the market's demand for safety skyrocketed. The Fed's late-March efforts to enhance liquidity helped restore some normalcy to these markets by giving dealers access to more Treasuries. This increase in supply helped push yields higher by the end of the reporting period.

Given the downward trend in short-term rates, our goal was to maintain a relatively long weighted average maturity (WAM) throughout the period, to capture incrementally higher yields from longer-term bills. At the end of
August 2007, American Century Government Agency Money Market closed, and its
Investor Class assets were rolled into Capital Preservation. This action helped to extend the portfolio's WAM during a time in which longer-term paper was in limited supply. The fund's WAM ended the one-year period at 73 days, compared with what we would consider a more neutral/average position of 65 days.

OUTLOOK

The probability of an economic hard landing/recession has increased, as the fallout from the bursting credit bubble and the ensuing deleveraging process work their way through the system. The unwinding/deleveraging process is healthy and necessary, but is rarely orderly. We expect further Fed rate cuts, assuming that the economy and employment continue to weaken in 2008.

Yields
                                     As of
                                    3/31/08

7-Day Current Yield                  1.84%

7-Day Effective Yield                1.86%

Portfolio Composition by Maturity
                            % of fund     % of fund
                           investments   investments
                              as of         as of
                             3/31/08       9/30/07

1 - 30 days                    29%           29%

31 - 90 days                   47%           36%

91 - 180 days                  19%           32%

More than 180 days              5%            3%

------
5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                  Beginning     Ending
                   Account      Account       Expenses Paid
                    Value        Value        During Period*        Annualized
                   10/1/07      3/31/08     10/1/07 - 3/31/08     Expense Ratio*

Actual             $1,000      $1,016.30          $2.37               0.47%

Hypothetical       $1,000      $1,022.65          $2.38               0.47%

*    Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
Capital Preservation

MARCH 31, 2008

Principal Amount                                                            Value

U.S. Treasury Bills(1) -- 85.5%

    $150,000,000  U.S. Treasury Bills, 2.83%, 4/10/08               $ 149,893,913
     150,000,000  U.S. Treasury Bills, 2.36%, 4/15/08                 149,862,236
     122,500,000  U.S. Treasury Bills, 4.00%, 4/17/08                 122,282,116
     388,500,000  U.S. Treasury Bills, 1.12%, 4/21/08                 388,253,033
     100,000,000  U.S. Treasury Bills, 4.00%, 4/24/08                  99,744,379
     300,000,000  U.S. Treasury Bills, 2.69%, 5/15/08                 299,015,378
     100,000,000  U.S. Treasury Bills, 2.18%, 5/22/08                  99,691,875
     215,000,000  U.S. Treasury Bills, 2.15%, 5/29/08                 214,256,471
     108,000,000  U.S. Treasury Bills, 3.04%, 6/5/08                  107,406,716
     173,000,000  U.S. Treasury Bills, 2.33%, 6/12/08                 172,192,333
     100,000,000  U.S. Treasury Bills, 3.29%, 6/19/08                  99,278,027
     350,000,000  U.S. Treasury Bills, 1.60%, 6/26/08                 348,662,820
     100,000,000  U.S. Treasury Bills, 2.35%, 7/24/08                  99,255,200
      50,000,000  U.S. Treasury Bills, 1.18%, 8/14/08                  49,778,750
     100,000,000  U.S. Treasury Bills, 2.08%, 8/21/08                  99,179,556
     100,000,000  U.S. Treasury Bills, 1.28%, 8/28/08                  99,471,671
     150,000,000  U.S. Treasury Bills, 1.30%, 9/11/08                 149,115,951
      50,000,000  U.S. Treasury Bills, 1.26%, 9/18/08                  49,703,681
                                                                   --------------
TOTAL U.S. TREASURY BILLS                                           2,797,044,106
                                                                   --------------

Principal Amount                                                            Value

U.S. Treasury Notes(1) -- 9.3%

    $ 50,000,000  U.S. Treasury Notes, 4.875%, 4/30/08               $ 50,065,871
      25,000,000  U.S. Treasury Notes, 2.625%, 5/15/08                 24,949,458
      50,000,000  U.S. Treasury Notes, 5.625%, 5/15/08                 50,073,299
      25,000,000  U.S. Treasury Notes, 4.125%, 8/15/08                 25,008,103
      50,000,000  U.S. Treasury Notes, 3.125%, 10/15/08                50,540,144
     100,000,000  U.S. Treasury Notes, 4.875%, 10/31/08               102,065,409
                                                                   --------------
TOTAL U.S. TREASURY NOTES                                             302,702,284
                                                                   --------------

Zero-Coupon U.S. Treasury Securities(2) -- 4.9%

      50,000,000  STRIPS - COUPON, 1.16%, 5/15/08                      49,930,464
      61,000,000  STRIPS - PRINCIPAL, 4.48%, 5/15/08                   60,676,706
      50,000,000  STRIPS - PRINCIPAL, 3.31%, 8/15/08                   49,391,711
                                                                   --------------
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES                            159,998,881
                                                                   --------------
TOTAL INVESTMENT SECURITIES -- 99.7%                                3,259,745,271
                                                                   --------------
OTHER ASSETS AND LIABILITIES -- 0.3%                                   11,088,891
                                                                   --------------
TOTAL NET ASSETS -- 100.0%                                         $3,270,834,162
                                                                   ==============

Notes to Schedule of Investments

STRIPS = Separate Trading of Registered Interest and Principal of Securities

(1)  The rates for U.S. Treasury Bills are the yield to maturity at purchase.
     The rates for U.S. Treasury Notes are the stated coupon rates.

(2)  Security is a zero-coupon bond. The rate indicated is the yield to maturity at purchase. Zero-coupon securities are issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

------
8

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2008

ASSETS

Investment securities, at value (amortized cost
and cost for federal income tax purposes)                           $3,259,745,271

Cash                                                                     7,297,416

Interest receivable                                                      5,240,541
                                                                    --------------
                                                                     3,272,283,228
                                                                    --------------
LIABILITIES

Accrued management fees                                                  1,290,708

Dividends payable                                                          158,358
                                                                    --------------
                                                                         1,449,066
                                                                    --------------

NET ASSETS                                                          $3,270,834,162
                                                                    ==============
INVESTOR CLASS CAPITAL SHARES

Outstanding (unlimited number of shares authorized)                  3,270,987,765
                                                                    ==============

NET ASSET VALUE PER SHARE                                                    $1.00
                                                                    ==============
NET ASSETS CONSIST OF:

Capital paid in                                                     $3,270,988,661

Accumulated net realized loss on investment transactions                 (154,499)
                                                                    --------------
                                                                    $3,270,834,162
                                                                    ==============

See Notes to Financial Statements.

------
9

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2008

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                              $125,821,209
                                                                    --------------
EXPENSES:

Management fees                                                         13,908,090

Trustees' fees and expenses                                                109,108

Other expenses                                                               4,682
                                                                    --------------
                                                                        14,021,880
                                                                    --------------

NET INVESTMENT INCOME (LOSS)                                           111,799,329
                                                                    --------------

NET REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS                      (111,932)
                                                                    --------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                             $111,687,397
                                                                    ==============

See Notes to Financial Statements.

------
10

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED MARCH 31, 2008 AND MARCH 31, 2007

Increase (Decrease) in Net Assets                          2008               2007

OPERATIONS

Net investment income (loss)                      $ 111,799,329      $ 118,083,162

Net realized gain (loss)                              (111,932)            359,197
                                               ----------------   ----------------
Net increase (decrease) in net assets
resulting from operations                           111,687,397        118,442,359
                                               ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                        (111,799,329)      (118,083,162)

From net realized gains                                      --           (26,688)
                                               ----------------   ----------------
Decrease in net assets from distributions         (111,799,329)      (118,109,850)
                                               ----------------   ----------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                         1,357,379,541        983,014,646

Proceeds in connection with
acquistion (Note 4)                                 547,078,894                 --

Proceeds from reinvestment of distributions         107,730,588        113,736,579

Payments for shares redeemed                    (1,398,228,886)    (1,087,811,988)
                                               ----------------   ----------------
Net increase in net assets from
capital share transactions                          613,960,137          8,939,237
                                               ----------------   ----------------

NET INCREASE (DECREASE) IN NET ASSETS               613,848,205          9,271,746

NET ASSETS

Beginning of period                               2,656,985,957      2,647,714,211
                                               ----------------   ----------------
End of period                                   $ 3,270,834,162    $ 2,656,985,957
                                               ================   ================

TRANSACTIONS IN SHARES OF THE FUND

Sold                                              1,357,379,541        983,014,646

Issued in connection with
acquistion (Note 4)                                 547,146,072                 --

Issued in reinvestment of distributions             107,730,588        113,736,579

Redeemed                                        (1,398,228,886)    (1,087,811,988)
                                               ----------------   ----------------
Net increase (decrease) in
shares of the fund                                  614,027,315          8,939,237
                                               ================   ================

See Notes to Financial Statements.

------
11

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Capital Preservation Fund (the fund)
is one fund in a series issued by the trust. The fund is diversified under
Rule 2a-7 of the 1940 Act. The fund's investment objective is to seek maximum safety and liquidity and pursues its investment objective by investing in short-term money market securities issued by the U.S. Treasury that are guaranteed by the direct full faith and credit pledge of the U.S. government.
The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of
Trustees.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management has not identified any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
12

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century family of funds. The rates for the
Investment Category Fee range from 0.1370% to 0.2500% and the rates for the
Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the year ended March 31, 2008, was 0.47%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, American Century Investment
Services, Inc., and the trust's transfer agent, American Century Services,
LLC.

JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of March 31, 2008, the fund has net tax depreciation of investments of
$(66,373). The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2008, the fund has accumulated capital losses of $(88,126), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(10,417), $(2,278), $(313), $(55,066) and $(20,052) expire in
2011, 2012, 2013, 2014 and 2016, respectively.

4. REORGANIZATION PLAN

On December 8, 2006, the Board of Trustees approved a plan of reorganization
(the "Reorganization"), pursuant to which Capital Preservation acquired all of the assets of Government Agency Money Market Fund (Government Agency) in
exchange for shares of equal value of Capital Preservation and assumption by
Capital Preservation of certain of Government Agency's ordinary course liabilities. The financial statements and performance history of Capital
Preservation will be carried over in the post-reorganization. The reorganization was effective after the close of business on August 31, 2007.
New shares in connection with the reorganization were issued by Capital
Preservation on September 4, 2007.

The acquisition was accomplished by a tax-free exchange of 547,146,072 shares of Capital Preservation for 547,146,072 outstanding shares of Government
Agency. The net assets of Capital Preservation and Government Agency immediately before the acquisition were $2,676,014,751 and $547,078,894, respectively. Immediately after the acquisition, the combined net assets were
$3,223,093,645. Capital Preservation acquired capital loss carryovers of
$(13,028) and capital loss deferrals of $(12) from Government Agency.

------
13

5. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The adoption of FIN 48 did not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
14

FINANCIAL HIGHLIGHTS
Capital Preservation

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
                           2008         2007        2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                    $1.00        $1.00       $1.00        $1.00        $1.00
                       --------     --------    --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income (Loss)             0.04         0.04        0.03         0.01         0.01
                       --------     --------    --------     --------     --------
Distributions

 From Net
 Investment
 Income                  (0.04)       (0.04)      (0.03)       (0.01)       (0.01)
                       --------     --------    --------     --------     --------
Net Asset Value,
End of Period             $1.00        $1.00       $1.00        $1.00        $1.00
                       ========     ========    ========     ========     ========
TOTAL RETURN(1)           3.90%        4.59%       3.06%        1.14%        0.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets        0.47%        0.48%       0.48%        0.48%        0.48%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                3.78%        4.50%       3.01%        1.12%        0.59%

Net Assets, End
of Period (in
thousands)           $3,270,834   $2,656,986  $2,647,714   $2,761,800   $2,928,299

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the American Century Government Income Trust and
Shareholders of the Capital Preservation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital
Preservation Fund (one of the five funds comprising the American Century
Government Income Trust, hereafter referred to as the "Funds") at March 31,
2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 19, 2008

------
16

MANAGEMENT

The individuals listed below serve as trustees or officers of the fund. Each trustee serves until his or her successor is duly elected and qualified or until he or she retires. Effective March 2004, mandatory retirement age for independent trustees is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees. Those listed as interested trustees are
"interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC)
or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM or the
advisor); the fund's principal underwriter, American Century Investment
Services, Inc. (ACIS); and the fund's transfer agent, American Century
Services, LLC (ACS).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The trustees serve in this capacity for eight registered investment companies in the American
Century Investments family of funds.

All persons named as officers of the fund also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACIM, or American Century Global Investment Management,
Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INTERESTED TRUSTEE

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Trustee and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 105
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
17

INDEPENDENT TRUSTEES

JOHN FREIDENRICH, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Trustee (since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member and Manager, Regis
Management Company, LLC (April 2004 to present); Partner and Founder, Bay
Partners (Venture capital firm, 1976 to 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

RONALD J. GILSON, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of
Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

FREDERICK L.A. GRAUER, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Trustee (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Advisor, Barclays Global
Investors (2003 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

PETER F. PERVERE, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Intraware, Inc.

MYRON S. SCHOLES, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1941
POSITION(S) HELD WITH FUND: Trustee (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Platinum Grove Asset
Management, L.P., and a Partner, Oak Hill Capital Management (1999 to
present); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate
School of Business (1996 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Chicago Mercantile Exchange
(2000 to present)

JOHN B. SHOVEN, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1947
POSITION(S) HELD WITH FUND: Trustee (since 2002)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1973 to present)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director, Cadence Design Systems (1992 to
present)

JEANNE D. WOHLERS, 1665 Charleston Road, Mountain View, CA 94043
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Trustee (since 1984)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE: 39
OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

------
18

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUND: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century Investments funds
(1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

------
19

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

------
20

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 30- and 15-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-investment-grade debt issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)(SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

------
21

NOTES

------
22

NOTES

------
23

NOTES

------
24

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .       1-800-345-2021 or
                                                               816-531-5575
BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0805
CL-ANN-60042N

ITEM 2.  CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.'s
     Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Peter F. Pervere, Jeanne D. Wohlers and Ronald J. Gilson are the
          registrant's designated audit committee financial experts. They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2007:  $116,294
         FY 2008:  $89,575

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2007:  $0
         FY 2008:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2007:  $0
         FY 2008:  $0

(c)      Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2007:  $2,250*
         FY 2008:  $0

         * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2007:  $0
         FY 2008:  $0

(d)      All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2007:  $0
         FY 2008:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2007:  $0
         FY 2008:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant's audit committee.  Pursuant to paragraph (c)(7)(ii) of
         Rule 2-01 of Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of
         Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph
         (c)(7)(i)(C).

 (f)     The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2007:  $170,897*
         FY 2008:  $90,000

         * This amount has been restated as certain prior year services related to review of federal and state income tax forms and federal excise tax forms that were paid in advance were refunded as management changed service providers.

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
         Regulation S-X.  The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)  The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation
          Portfolios, Inc.'s Certified Shareholder Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY GOVERNMENT INCOME TRUST

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    May 30, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    May 30, 2008

By:      /s/ Robert J. Leach
         ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    May 30, 2008